PAGE 1
                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Pre-Effective Amendment No.

Post-Effective Amendment No.   28   (File No. 2-86637)          X
                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


Amendment No.   29   (File No. 811-3848)                        X
              ------                                          ---


IDS EXTRA INCOME FUND, INC.
IDS Tower 10,
Minneapolis, Minnesota  55440-0010
Leslie L. Ogg - 901 Marquette Ave. So., Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

     immediately upon filing pursuant to paragraph (b)
  X  on July 30, 1997 pursuant to paragraph (b)
     60 days after filing, pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph (a)(2) on
     (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section 24f-2 of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its most recent fiscal year ended May 31, 1997, was filed on or about July 28, 1997.

IDS Extra Income Fund, a series of the Registrant, has adopted a master/feeder operating structure. This Post-Effective Amendment includes a signature page for Income Trust, the master fund.

PAGE 2
Cross reference sheet showing the location in its prospectus and the Statement of Additional Information of the information called for by the items enumerated in Parts A and B of Form N-1A.

Negative answers omitted from prospectus are so indicated.

          PART A                                                     PART B

                  Section                                                    Section in
  Item No.        in Prospectus                               Item No.       Statement of Additional Information
     1            Cover page of prospectus                      10           Cover page of SAI

     2(a)         Sales charge and Fund expenses                11           Table of Contents
      (b)         The Fund in brief
      (c)         The Fund in brief                             12           NA

     3(a)         Financial highlights                          13(a)        Additional Investment Policies; all
      (b)         NA                                                           appendices except Dollar-Cost Averaging
      (c)         Performance                                     (b)        Additional Investment Policies
      (d)         Financial highlights                            (c)        Additional Investment Policies
                                                                  (d)        Security Transactions
     4(a)         The Fund in brief; Investment policies and
                    risks; How the Fund is organized            14(a)        Board members and officers of the Fund;**
      (b)         Investment policies and risks                                Board members and officers
      (c)         Investment policies and risks                   (b)        Board members and Officers
                                                                  (c)        Board members and Officers
     5(a)         Board members and officers; Board members
                    and officers of the Fund (listing)          15(a)        NA
      (b)(i)      Investment manager;                             (b)        NA
                  About American Express Financial                (c)        Board members and Officers
                    Corporation -- General Information
      (b)(ii)     Investment manager                            16(a)(i)     How the Fund is organized; About American
      (b)(iii)    Investment manager                                           Express Financial Corporation**
      (c)         Portfolio manager                               (a)(ii)    Agreements: Investment Management Services
      (d)         Administrator and transfer agent                           Agreement, Plan and Supplemental
      (e)         Administrator and transfer agent                           Agreement of Distribution
      (f)         Distributor                                     (a)(iii)   Agreements: Investment Management Services Agreement
      (g)         Investment manager;                             (b)        Agreements: Investment Management Services Agreement
                    About American Express Financial              (c)        NA
                    Corporation -- General Information            (d)        Agreements: Administrative Services
                                                                               Agreement, Shareholder Service Agreement
    5A(a)         *                                               (e)        NA
      (b)         *                                               (f)        Agreements: Distribution Agreement
                                                                  (g)        NA
     6(a)         Shares; Voting rights                           (h)        Custodian; Independent Auditors
      (b)         NA                                              (i)        Agreements:  Transfer Agency Agreement; Custodian
      (c)         NA
      (d)         Voting rights                                 17(a)        Security Transactions
      (e)         Cover page; Special shareholder services        (b)        Brokerage Commissions Paid to Brokers Affiliated
      (f)         Dividends and capital gain distributions;                   with American Express Financial Corporation
                   Reinvestments                                  (c)        Security Transactions
      (g)         Taxes                                           (d)        Security Transactions
      (h)         Alternative sales arrangements; Special         (e)        Security Transactions
                  considerations regarding master/feeder
                  structure                                     18(a)        Shares; Voting rights**
                                                                  (b)        NA
     7(a)         Distributor
      (b)         Valuing Fund shares                           19(a)        Investing in the Fund
      (c)         How to purchase, exchange or redeem shares      (b)        Valuing Fund Shares; Investing in the Fund
      (d)         How to purchase shares                          (c)        NA
      (e)         NA
      (f)         Distributor                                   20           Taxes

     8(a)         How to redeem shares                          21(a)        Agreements: Distribution Agreement
      (b)         NA                                              (b)        Agreements: Distribution Agreement
      (c)         How to purchase shares:  Three ways to invest   (c)        NA
      (d)         How to purchase, exchange or redeem shares:
                  Redemption policies -- "Important..."         22(a)        Performance Information (for money market
                                                                               funds only)
     9            None                                            (b)        Performance Information (for all funds except
                                                                               money market funds)

                                                                23           Financial Statements

*Designates information is located in annual report.
**Designates location in prospectus.

PAGE 3
IDS Extra Income Fund


Prospectus
July 30, 1997



The primary goal of IDS Extra Income Fund, Inc. is to provide high current income. Capital growth is a secondary goal.


The Fund seeks to achieve its goals by investing all of its assets in High Yield Portfolio of Income Trust. The Portfolio is managed by American Express Financial Corporation and has the same goals as the Fund. This arrangement is commonly known as a master/feeder structure.

The Portfolio invests primarily, and may invest all of its assets, in long-term corporate bonds in the lower-rating categories, commonly known as junk bonds. These securities generally have greater price fluctuations than higher-rated securities and are more likely to experience a default. Investors should carefully consider these risks before investing. See the prospectus sections entitled "Investment policies and risks" and "Facts about investments and their risks."


This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.


Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated herein by reference. For a free copy, contact American Express Shareholder Service.


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goals

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY:  800-846-4852
Web site address: http://www.americanexpress.com/advisors

PAGE 4
Table of contents

The Fund in brief
        Goals
        Investment policies and risks
        Structure of the Fund
        Manager and distributor
        Portfolio manager
        Alternative purchase arrangements

Sales charge and Fund expenses

Performance
        Financial highlights
        Total returns
        Yield

Investment policies and risks
        Facts about investments and their risks
        Valuing Fund shares

How to purchase, exchange or redeem shares Alternative purchase arrangements How to purchase shares How to exchange shares How to redeem shares Reductions and waivers of the sales charge

Special shareholder services
        Services
        Quick telephone reference

Distributions and taxes
        Dividend and capital gain distributions
        Reinvestments
        Taxes
        How to determine the correct TIN

How the Fund and Portfolio are organized
        Shares
        Voting rights
        Shareholder meetings
        Special considerations regarding master/feeder structure Board members and officers Investment manager Administrator and transfer agent Distributor

About American Express Financial Corporation
        General information

Appendices
        Description of corporate bond ratings
        Descriptions of derivative instruments

PAGE 5
The Fund in brief

Goals

IDS Extra Income Fund (the Fund) seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth. It does so by investing all of its assets in High Yield Portfolio (the Portfolio) of Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. Both the Fund and the Portfolio are diversified investment companies that have the same goals.

Because any investment involves risk, achieving these goals cannot be guaranteed. The goals can be changed only by holders of a majority of outstanding securities.

The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

Investment policies and risks

Both the Fund and the Portfolio have the same investment policies. Accordingly, the Portfolio invests primarily in long-term, high-yielding, high risk debt securities below investment grade issued by U.S. and foreign corporations. These securities are commonly known as junk bonds. They generally involve greater volatility of price and risk of principal and income than higher rated securities.

The Portfolio also invests in government securities, investment- grade bonds, convertible securities, common and preferred stocks, derivative instruments and money market instruments. For further information, refer to the later section in the prospectus titled "Investment policies and risks."

Structure of the Fund

This Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goals and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:
                                           Investors buy
                                        shares in the Fund

                                         The Fund invests
                                         in the Portfolio

                                       The Portfolio invests
                                        in securities, such
                                        as stocks or bonds

PAGE 6
Manager and distributor

The Portfolio is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $149 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc., a wholly-owned subsidiary of AEFC.

Portfolio manager

Jack Utter joined AEFC in 1962 and serves as vice president and senior portfolio manager. He has managed the assets of the Fund since 1985 and serves as portfolio manager of the Portfolio. He also is portfolio manager of IDS Life Income Advantage Fund.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses
                                       Class A   Class B   Class Y
Maximum sales charge on purchases*
(as a percentage of offering price).......5%        0%        0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)....0%        5%        0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):

                                       Class A   Class B   Class Y
Management fee**                        0.57%     0.57%     0.57%
12b-1 fee                               0.00%     0.75%     0.00%
Other expenses***                       0.35%     0.36%     0.28%
Total****                               0.92%     1.68%     0.85%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge." **The management fee is paid by the Trust on behalf of the Portfolio.

PAGE 7
***Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. ****The Fund changed to a master/feeder structure on June 10, 1996. The board considered whether the aggregate expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the type of securities being held by the Portfolio. AEFC has agreed to pay the small additional costs required to use a master/feeder structure to manage the investment portfolio during the first year of its operation and half of such costs in the second year, approximately $14,400 in year one and $7,100 in year two. These additional costs may be more than offset in subsequent years if the assets being managed increase.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                    1 year       3 years      5 years   10 years
Class A              $59          $78          $ 98       $158
Class B              $67          $93          $111       $179**
Class B*             $17          $53          $ 91       $179**
Class Y              $ 9          $27          $ 47       $105

*Assuming Class B shares are not redeemed at the end of the period. **Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

PAGE 8
Performance

Financial highlights

IDS Extra Income Fund, Inc.

                              Fiscal period ended May 31,
                              Per share income and capital changes(a)
                                     Class A

                          1997       1996(b)   1995     1994     1993     1992     1991     1990     1989     1988     1987
Net asset value,        $ 4.34     $ 4.15    $ 4.02   $ 4.44   $ 4.24   $ 3.72   $ 3.47   $ 4.46   $ 4.67   $ 4.94   $ 5.16
beginning of period
                              Income from investment operations:
Net investment income      .39        .28       .39      .43      .47      .44      .42      .46      .53      .53      .53
Net gains (losses)         .06        .20       .13     (.42)     .16      .52      .24    (1.01)    (.20)    (.27)    (.12)
(both realized
and unrealized)
Total from investment      .45        .48       .52      .01      .63      .96      .66     (.55)     .33      .26      .41
operations
                              Less distributions:
Dividends from net        (.40)      (.29)     (.39)    (.43)    (.43)    (.44)    (.41)    (.44)    (.54)    (.53)    (.53)
investment income
Distributions from          --         --        --       --       --       --       --       --       --       --     (.10)
realized gains
Total distributions       (.40)      (.29)     (.39)    (.43)    (.43)    (.44)    (.41)    (.44)    (.54)    (.53)    (.63)
Net asset value,        $ 4.39     $ 4.34    $ 4.15    $4.02    $4.44   $ 4.24   $ 3.72   $ 3.47    $4.46    $4.67   $ 4.94
end of period
                              Ratios/supplemental data
                                     Class A
                          1997       1996(b)   1995      1994      1993     1992      1991      1990    1989    1988     1987
Net assets, end of      $2,582     $2,145    $1,822    $1,626    $1,547   $1,304    $  990     $ 931  $1,302  $1,186   $1,110
period (in millions)
Ratio of expenses to       .92%      .94%(d)    .87%      .79%      .81%     .83%      .88%      .84%    .82%    .81%     .82%
average daily net assets(e)
Ratio of net income to    9.01%     8.90%(d)   9.93%     9.85%    10.03%   11.13%    12.45%    12.28%  11.67%  11.38%   10.34%
average daily net assets
Portfolio turnover rate     92%       61%        70%       74%       70%      89%       88%       88%    102%    105%      87%
(excluding short-term
securities)
Total return(c)           10.9%     11.7%      14.2%     (0.2%)    15.8%    26.9%     21.2%    (12.5%)   7.4%    5.8%     8.3%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) The Fund's fiscal year-end was changed from Aug. 31 to May 31, effective 1996.
(c) Total return does not reflect payment of a sales charge.
(d) Adjusted to an annual basis.
(e) Effective fiscal year 1996, the expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

PAGE 9

                              Per share income and capital changes(a)
                                           Class B                                                 Class Y
                                      1997        1996(e)     1995(b)                   1997         1996(e)     1995(b)

Net asset value,                    $ 4.34      $ 4.15      $ 3.93                    $ 4.34       $ 4.15      $ 3.93
beginning of period
                              Income from investment operations:
Net investment income                  .36         .25         .18                       .40          .28         .20
Net gains (losses)                     .06         .20         .21                       .06          .20         .21
(both realized
and unrealized)
Total from investment                  .42         .45         .39                       .46          .48         .41
operations
                              Less distributions:
Dividends from net                    (.37)       (.26)       (.17)                     (.41)        (.29)       (.19)
investment income
Net asset value,                    $ 4.39      $ 4.34      $ 4.15                    $ 4.39       $ 4.34      $ 4.15
end of period
                              Ratios/supplemental data
                                           Class B                                                      Class Y
                                      1997        1996(e)     1995(b)                   1997         1996(e)      1995(b)
Net assets, end of                  $  613      $  270      $   76                    $  --        $  --       $     2
period (in millions)
Ratio of expenses to                  1.68%       1.70%(d)    1.72%(d)                   .85%         .76%(d)      .78%(d)
average daily net assets(f)
Ratio of net income to                8.18%       8.34%(d)    9.51%(d)                  8.68%        8.24%(d)    10.19%(d)
average daily net assets
Portfolio turnover rate                 92%         61%         70%                       92%          61%          70%
(excluding short-term
securities)
Total return(c)                       10.1%       11.1%        9.9%                     11.1%        11.8%        10.4%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was March 20, 1995.
(c) Total return does not reflect payment of a sales charge.
(d) Adjusted to an annual basis.
(e) The Fund's fiscal year-end was changed from Aug. 31 to May 31, effective 1996.
(f) Effective fiscal year 1996, the expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

PAGE 10
Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of May 31, 1997

Purchase         1 year     Since       5 years   10 years
made             ago        inception*  ago       ago
Extra Income:
  Class A        + 5.37%        --%     +10.10%   + 9.26%
  Class B        + 6.07%    +12.95%         --%       --%
  Class Y        +11.05%    +15.52%         --%       --%

Lehman
Aggregate
Bond Index       + 8.32%    + 8.39%**   + 7.16%   + 8.84%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

Cumulative total returns as of May 31, 1997

Purchase         1 year     Since       5 years   10 years
made             ago        inception*  ago       ago
Extra Income:
  Class A        + 5.37%        --%     +61.91%   +142.84%
  Class B        + 6.07%    +30.73%         --%        --%
  Class Y        +11.05%    +37.35%         --%        --%

Lehman
Aggregate
Bond Index       + 8.32%    +19.08%**   +41.28%   +133.25%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of a popular index for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. March 20, 1995 was the inception date for Class B and Class Y. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

For purposes of calculation, information about the Fund assumes:
o       a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o       no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains

PAGE 11
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Lehman Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Yield

Yield is the net investment income earned per share for a specified time period, divided by the offering price at the end of the period. The Fund's annualized yield for the 30-day period ended May 31, 1997, was 7.45% for Class A, 7.08% for Class B and 7.94% for Class Y. The Fund calculates this 30-day annualized yield by dividing:

o net investment income per share deemed earned during a 30-day period by

o the public offering price per share on the last day of the period, and

o       converting the result to a yearly equivalent figure.

This yield calculation does not include any contingent deferred sales charge, ranging from 5% to 0% on Class B shares, which would reduce the yield quoted.

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Past yields should not be considered an indicator of future yields.

Investment policies and risks

The policies described below apply both to the Fund and the Portfolio. The Portfolio invests primarily in debt securities below investment grade issued by U.S. and foreign corporations. Most of these will be rated BBB, BB, or B by Standard & Poor's Corporation (S&P) or the Moody's Investors Service, Inc. (Moody's) equivalent. However, the Portfolio may invest in debt securities with lower ratings, including those in default. Other investments include investment-grade bonds, convertible securities, stocks, derivative instruments and money market instruments.

PAGE 12
The various types of investments the portfolio manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded.

The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds the Portfolio relies both on independent rating agencies and the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

                             Bond ratings and holdings for fiscal 1997

                                                                  Percent of
               S&P Rating            Protection of                net assets in
Percent of     (or Moody's           principal and                unrated securities
net assets     equivalent)           interest                     assessed by AEFC

  0.96%        AAA                   Highest quality               0.30%
  0.02         AA                    High quality                    --
  0.07         A                     Upper medium grade              --
  1.00         BBB                   Medium grade                  0.05
 23.95         BB                    Moderately speculative        0.79
 52.52         B                     Speculative                   2.09
  4.36         CCC                   Highly speculative            3.65
  0.17         CC                    Poor quality                    --
  0.02         C                     Lowest quality                  --
    --         D                     In default                      --
 11.68         Unrated               Unrated securities            4.80

(See the Appendix to this prospectus describing corporate bond ratings for further information.)

Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. To comply with tax laws, the Portfolio has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

PAGE 13
Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Common stocks: Stock prices are subject to market fluctuations. Stocks of smaller companies may be subject to more abrupt or erratic price movements than stocks of larger, established companies or the stock market as a whole. The Portfolio may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The Portfolio may invest up to 25% of its total assets in foreign investments.

Derivative instruments: The portfolio manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment

PAGE 14
policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The portfolio manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.

Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.

PAGE 15
To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis

o Securities maturing in 60 days or less are valued at amortized cost

o Bonds and assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

              Sales charge and
              distribution
              (12b-1) fee                 Service fee          Other information

Class A       Maximum initial             0.175% of average    Initial sales charge
              sales charge of             daily net assets     waived or reduced
              5%; no 12b-1 fee                                 for certain purchases

Class         B No initial sales 0.175% of average Shares convert to charge;
              maximum CDSC daily net assets Class A after eight of 5% declines to 0% years; CDSC waived in after six years; 12b-1 certain circumstances fee of 0.75% of average daily net assets

Class Y       None                        0.10% of average     Available only to
                                          daily net assets     certain qualifying
                                                               institutional
                                                               investors

Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge or distribution fee. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

PAGE 16
Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                              Sales charges on purchase or redemption

If you purchase Class A                   If you purchase Class B
shares                                    shares

o You will not have all                   o All of your money is
of your purchase price                    invested in shares of
invested.  Part of your                   stock.  However, you will
purchase price will go                    pay a sales charge if you
to pay the sales charge.                  redeem your shares within
You will not pay a sales                  six years of purchase.
charge when you redeem
your shares.

o You will be able to                     o No reductions of the
take advantage of                         sales charge are
reductions in the sales                   available for large
charge.                                   purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                         Ongoing expenses

If you purchase Class A                   If you purchase Class B
shares                                    shares

o Your shares will have                   o The distribution and
a lower expense ratio                      transfer agency fees for
than Class B shares                        Class B will cause your
because Class A does not                   shares to have a higher
pay a distribution fee                     expense ratio and to pay
and the transfer agency                    lower dividends than
fee for Class A is lower                   Class A shares.  After
than the fee for Class B.                  eight years, Class B
As a result, Class A shares                shares will convert to
will pay higher dividends                  Class A shares and you
than Class B shares.                       will no longer be
                                           subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in

PAGE 17
this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

        o Qualified employee benefit plans* if the plan:
          - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
          - at least $10 million in plan assets or - 500 or more participants;
            or
          - does not use daily transfer recordkeeping and has - at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or
          - 500 or more participants.

        o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.
        o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

*Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

How to purchase shares

If you are investing in this Fund for the first time, you'll need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide AEFC with your correct Taxpayer Identification Number (Social Security or
Employer Identification number).  See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

PAGE 18
o The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o       You must pay any fee the bank charges for wiring.

o The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                              Three ways to invest

1
By regular account    Send your check and application             Minimum amounts
                      (or your name and account number            Initial investment: $2,000
                      if you have an established account)         Additional
                      to:                                         investments:        $  100
                      American Express Financial Advisors Inc.    Account balances:   $  300*
                      P.O. Box 74                                 Qualified retirement
                      Minneapolis, MN  55440-0074                 accounts:             none

                      Your financial advisor will help you with this process.

2
By scheduled          Contact your financial advisor              Minimum amounts
investment plan       to set up one of the following              Initial investment: $100
                      scheduled plans:                            Additional
                                                                  investments:        $100 each payment
                      o  automatic payroll deduction              Account balances:   none
                                                                  (on active plans of
                      o  bank authorization                       monthly payments)

                      o  direct deposit of                        If account balance is below
                         Social Security check                    $2,000, frequency of payments
                                                                  must be at least monthly.
                      o  other plan approved by the Fund

3
By wire               If you have an established account,         If this information is not
                      you may wire money to:                      included, the order may be
                                                                  rejected and all money
                      Norwest Bank Minneapolis                    received by the Fund, less
                      Routing No. 091000019                       any costs the Fund or AEFC
                      Minneapolis, MN                             incurs, will be returned
                      Attn:   Domestic Wire Dept.                 promptly.

                      Give these instructions:                    Minimum amounts
                      Credit IDS Account #00-30-015               Each wire investment: $1,000
                      for personal account # (your
                      account number) for (your name).

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you don't do so within 30 days, your shares can be redeemed and the proceeds mailed to you.

PAGE 19
How to exchange shares

You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                      Two ways to request an exchange or redemption of shares

1
By letter                            Include in your letter:
                                     o the name of the fund(s)
                                     o the class of shares to be exchanged or redeemed
                                     o your account number(s) (for exchanges,
                                       both funds must be registered in the same
                                       ownership)
                                     o your Taxpayer Identification
                                       Number (TIN)
                                     o the dollar amount or number
                                       of shares you want to exchange or redeem
                                     o signature of all registered account owners
                                     o for redemptions, indicate how you want
                                       your money delivered to you
                                     o any pape certificates of shares you hold


PAGE 20

                                     Regular mail:
                                            American Express Shareholder Service
                                            Attn:  Redemptions
                                            P.O. Box 534
                                            Minneapolis, MN  55440-0534

                                     Express mail:
                                            American Express Shareholder Service
                                            Attn:  Redemptions
                                            733 Marquette Ave.
                                            Minneapolis, MN  55402

2
By phone
American Express Financial           o The Fund and AEFC will honor any telephone exchange
Advisors Telephon Transaction          or redemption request believed to be
Service:                               authentic and will use reasonable procedures to confirm that they are. This includes
800-437-3133 or                        asking identifying questions and tape recording calls. If reasonable
612-671-3800                           or procedures are not followed, the Fund or AEFC will be liable for any loss resulting from fraudulent requests.
                                     o Phone exchange and redemption privileges
                                       automatically apply to all accounts except
                                       custodial, corporate or qualified
                                       retirement accounts unless you request
                                       these privileges NOT apply by writing
                                       American Express Shareholder Service. Each
                                       registered owner must sign the request.
                                     o AEFC answers phone requests promptly, but
                                       you may experience delays when call volume
                                       is high. If you are unable to get through,
                                       use mail procedure as an alternative.
                                     o Acting on your instructions, your financial
                                       advisor may conduct telephone transactions
                                       on your behalf.
                                     o Phone privileges may be
                                       modified or discontinued at any time.

                                     Minimum amount
                                     Redemption:    $100
                                     Maximum amount
                                     Redemption:  $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

PAGE 21
Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

                       Three ways to receive payment when you redeem shares

1
By regular or express mail                          o  Mailed to the address on record
                                                    o  Payable to names listed on the account

                                                       NOTE:  You will be charged a fee if you
                                                       request express mail delivery.
2
By wire                                             o  Minimum wire redemption:  $1,000
                                                    o  Request that money be wired to your bank
                                                    o  Bank account must be in the same
                                                       ownership as the IDS fund account
                                                 NOTE: Pre-authorization required. For
                                                       instructions, contact your financial
                                                       advisor or American Express Shareholder Service.

3
By scheduled payout plan                            o  Minimum payment:  $50
                                                    o  Contact your financial
                                                       advisor or American
                                                       Express Shareholder
                                                       Service to set up regular
                                                       payments to you on a
                                                       monthly, bimonthly,
                                                       quarterly, semiannual or
                                                       annual basis
                                                    o  Purchasing new shares while under a payout
                                                       plan may be disadvantageous because of
                                                       the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

PAGE 22
Total investment         Sales charge as a
                         percent of:*

                         Public    Net
                         offering  amount
                         price     invested

Up to $50,000             5.0%       5.26%
Next $50,000              4.5        4.71
Next $400,000             3.8        3.95
Next $500,000             2.0        2.04
$1,000,000 or more        0.0        0.00

*To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares

Your sales charge may be reduced, depending on the totals of:

o  the amount you are investing in this Fund now,

o  the amount of your existing investment in this Fund, if any, and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

PAGE 23
o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.

o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA,
(2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)

o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
   -    of a product distributed by American Express Financial
        Advisors in a qualified plan subject to a deferred sales charge or
   - in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o Purchases made through or under a "wrap fee" product sponsored by American Express Financial Advisors Inc. (total amount of all investments must be $50,000); the University of Texas System ORP; or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders through December 31, 1997.

*Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

PAGE 24
Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                  The percentage rate
made during the                     for the CDSC is:

First year                                5%
Second year                               4%
Third year                                4%
Fourth year                               3%
Fifth year                                2%
Sixth year                                1%
Seventh year                              0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge

The CDSC on Class B shares will be waived on redemptions of shares:

o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
o Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American

PAGE 25
Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

        - at least 59-1/2 years old, and
        - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by American Express Financial Advisors, or a custodian-to-custodian transfer to a product not distributed by American Express Financial Advisors, the CDSC will not be waived), or - redeeming under an approved substantially equal periodic payment arrangement.

For investors in Class A shares who have over $1 million invested in one year, the 1% CDSC on redemption of those shares will be waived in the same circumstances described for Class B.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:   800-437-3133
Mpls./St. Paul area:  671-3800

TTY Service
For the hearing impaired
800-846-4852

American Express Financial Advisors Easy Access Line Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919

PAGE 26
Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions

The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you monthly as dividends. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price than was paid for it. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or

o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you've previously opened an account.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

PAGE 27
If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares.

Taxes

The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio. Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account at AEFC.

If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o       a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o       criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

PAGE 28

How to determine the correct TIN

                                                    Use the Social Security or
For this type of account:                           Employer Identification number
                                                    of:

Individual or joint account                         The individual or individuals
                                                    listed on the account

Custodian account of a minor                        The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                                      The grantor-trustee (the person
                                                    who puts the money into the
                                                    trust)

An irrevocable trust, pension                       The legal entity (not the
trust or estate                                     personal representative or
                                                    trustee, unless no legal entity
                                                    is designated in the account
                                                    title)

Sole proprietorship                                 The owner

Partnership                                         The partnership

Corporate                                           The corporation

Association, club or                                The organization
tax-exempt organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund and Portfolio are organized

Shares

The Fund is owned by its shareholders. The Fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of the Fund. Par value is one cent per share. Both full and fractional shares can be issued.

The Fund no longer issues stock certificates.




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PAGE 29
Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares,to elect or remove board members.

Special considerations regarding master/feeder structure

The Fund pursues its goals by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company, but it has the same goals and investment policies as the Fund. The goals and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to

PAGE 30
terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds. The board members also serve as members of the board of the Trust which manages the investments of the Fund and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.

Board members and officers of the Fund

President and interested board member

William R. Pearce
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).

Independent board members

H. Brewster Atwater, Jr.
Former chairman and chief executive officer, General Mills, Inc.

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public
Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

PAGE 31
Anne P. Jones
Attorney and telecommunications consultant.

Melvin R. Laird
Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.

Alan K. Simpson
Former United States senator for Wyoming.

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Interested board members who are officers and/or employees of AEFC

William H. Dudley
Senior advisor to the chief executive officer, AEFC.

David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Senior vice president, AEFC. Vice president - Investments for the Fund.

Melinda S. Urion
Senior vice president and chief financial officer, AEFC. Treasurer for the Fund.

Other officer

Leslie L. Ogg
President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Refer to the SAI for the board members' and officers' biographies.

Investment manager

The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, AEFC is paid a fee for these services based on The average daily net assets of the Portfolio, as follows:

PAGE 32
Assets          Annual rate
(billions)      at each asset level

First $1.0      0.590%
Next   1.0      0.565
Next   1.0      0.540
Next   3.0      0.515
Next   3.0      0.490
Over   9.0      0.465

For the fiscal year ended May 31, 1997, the Portfolio paid AEFC a total investment management fee of 0.57% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate beginning at 0.05% and decreasing to 0.025% as assets increase. The second agreement, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:

        o   Class A   $15.50
        o   Class B   $16.50
        o   Class Y   $15.50

Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing American Express Financial Advisors provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.

PAGE 33
Total expenses paid by the Fund's Class A shares for the fiscal year ended May 31, 1997, were 0.92% of its average daily net assets. Expenses for Class B and Class Y were 1.68% and 0.85%, respectively.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on May 31, 1997, were more than $149 billion.

American Express Financial Advisors serves individuals and businesses through its nationwide network of more than 178 offices and more than 8,599 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC.

The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

PAGE 34
Appendix A

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

PAGE 35
Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

PAGE 36
Appendix B

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities. Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters. Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

PAGE 37
Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                                STATEMENT OF ADDITIONAL INFORMATION

                                                FOR

                                       IDS EXTRA INCOME FUND

                                           July 30, 1997


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated July 30, 1997, and it is to be used with the prospectus dated July 30, 1997, and the Annual Report for the fiscal year ended May 31, 1997.

PAGE 39
                                         TABLE OF CONTENTS

Goals and Investment Policies....................See Prospectus

Additional Investment Policies...............................p.3

Security Transactions........................................p.7

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation.......................p.9

Performance Information......................................p.10

Valuing Fund Shares..........................................p.11

Investing in the Fund........................................p.13

Redeeming Shares.............................................p.17

Pay-out Plans................................................p.17

Capital Loss Carryover.......................................p.19

Taxes........................................................p.19

Agreements...................................................p.20

Organizational Information...................................p.23

Board Members and Officers...................................p.24

Compensation for Board Members...............................p.27

Independent Auditors.........................................p.29

Financial Statements..........................See Annual Report

Prospectus...................................................p.29

Appendix A:  Foreign Currency Transactions...................p.30

Appendix B:  Options and Interest Rate Futures Contracts.....p.35

Appendix C:  Mortgage-Backed Securities......................p.41

Appendix D:  Dollar-Cost Averaging...........................p.42

PAGE 40
ADDITIONAL INVESTMENT POLICIES

The Fund pursues its goals by investing all of its assets in High Yield Portfolio (the "Portfolio") of Income Trust (the "Trust"), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.

Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940 (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to both the Fund and the Portfolio and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

PAGE 41
'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling financial instruments (such as options and futures contracts) or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.

'Issue senior securities, except this restriction shall not be deemed to prohibit the Portfolio from borrowing from banks, using options or futures contracts, lending its securities or entering into repurchase agreements.

'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at the time of purchase, can be invested in any one industry.

Unless changed by the board, the Fund and Portfolio will not:

'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

PAGE 42
'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest in a company to control or manage it.

'Buy on margin or sell short, except they may enter into interest rate future contracts.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of American Express Financial Corporation (AEFC) hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

'Invest more than 5% of its net assets in warrants.

'Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, loans and loan participations, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

'In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities. The investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

'In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal

PAGE 43
protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lender or other financial intermediary.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

For a discussion about foreign currency transactions, see Appendix A. For a discussion on options and interest rate futures contracts, see Appendix B. For a discussion on mortgage-backed securities, see Appendix C.

PAGE 44
SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.

Normally, the Portfolio's securities are traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities to the funds in the IDS MUTUAL FUND GROUP and other accounts for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

PAGE 45
When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has assured the Fund that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Portfolio is made independently from any decision made for another portfolio, fund or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

PAGE 46
The Portfolio paid total brokerage commissions of $90,680 for the fiscal year ended May 31, 1997, $12,092 for the fiscal period ended May 31, 1996, and $40,448 for the fiscal year ended Aug. 31, 1995. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Portfolio.

As of the fiscal year ended May 31, 1997, the Portfolio held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                          Value of Securities
                          Owned at End of
Name of Issuer            Fiscal Year
Merrill Lynch             $8,751,958

The portfolio turnover rate was 92% in the fiscal year ended May 31, 1997, and 61% in fiscal period ended May 31, 1996.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN
EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PAGE 47
PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                              P(1+T) n = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                              ERV - P
                                                 P

where:    P  =  a hypothetical initial payment of $1,000
        ERV  =  ending redeemable value of a hypothetical $1,000
                payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                                        Yield = 2[(a-b + 1)6- 1]
                                                   cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements
           c = the average daily number of shares outstanding during the period that were entitled to receive

PAGE 48
               dividends
           d = the maximum offering price per share on the last day of the period

The Fund's annualized yield was 7.45% for Class A, 7.08% for Class B and 7.94% for Class Y for the 30-day period ended May 31, 1997.

The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Portfolio's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                                        D   divided by  POP F equals DY
                                        30               30

where:     D = sum of dividends for 30-day period
         POP = sum of public offering price for 30-day period
           F = annualizing factor
          DY = distribution yield

The Fund's distribution yield was 9.03% for Class A, 8.74% for Class B and 9.61% for Class Y for the 30-day period ended May 31, 1997.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On June 2, 1997, the first business day following the end of the fiscal year, the computation looked like this:

            Net assets before                       Shares outstanding               Net asset value
            shareholder transactions                at end of previous day           of one share
Class A        $2,583,927,234          divided by   588,058,087             equals   $4.394
Class B           613,745,200                       139,709,811                       4.393
Class Y               129,024                            29,377                       4.392



PAGE 49
In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short- term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

'Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the board. The board is responsible

PAGE 50
for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge

Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share plus a sales charge, if applicable. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made June 2, 1997, was determined by dividing the net asset value of one share, $4.394, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $4.63. The sales charge is paid to American Express Financial Advisors by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                       Within each increment,
                                         sales charge as a
                                           percentage of:
                               Public                      Net
Amount of Investment       Offering Price           Amount Invested

First     $   50,000           5.0%                      5.26%
Next          50,000           4.5                       4.71
Next         400,000           3.8                       3.95
Next         500,000           2.0                       2.04
$1,000,000 or more             0.0                       0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

PAGE 51
In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                  On total investment, sales
                                  charge as a percentage of
                                   Public              Net
                               Offering Price    Amount Invested
Amount of Investment                        ranges from:

First     $ 50,000                    5.00%              5.26%
More than   50,000 to 100,000    5.00-4.50          5.26-4.71
More than  100,000 to 500,000    4.50-3.80          4.71-3.95
More than  500,000 to 999,999    3.80-2.00          3.95-2.04
$1,000,000 or more               0.00               0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                   Number of Participants

Total Plan Assets                 1-99        100 or more

Less than $1 million               4%             0%

$1 million or more                 0%             0%
---------------------------------------------------------

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary

PAGE 52
household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

PAGE 53
Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix D.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

PAGE 54
Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goals are described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or

'The SEC, under the provisions of the 1940 Act, as amended, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the

PAGE 55
prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

PAGE 56
Plan #4:  Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had capital loss carryover of $243,565,780 at May 31, 1997, that will expire as follows:

     1999          2000          2003          2004         2006
     ----          ----          ----          ----         ----
$147,294,029   $28,359,344   $20,159,025   $44,959,106   $2,794,276

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a sale and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a sale of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of

PAGE 57
that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended May 31, 1997, 7.38% of the Fund's net investment income dividends qualified for the corporate deduction. Capital gain distributions received by individual and corporate shareholders, if any, should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets              Annual rate at
(billions)          each asset level

First $1.0              0.590%
Next   1.0              0.565
Next   1.0              0.540
Next   3.0              0.515
Next   3.0              0.490
Over   9.0              0.465

On May 31, 1997, the daily rate applied to the Portfolio's net assets was equal to 0.562% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

PAGE 58
The management fee is paid monthly. Under the agreement, the total amount paid was $15,766,458 for the fiscal year ended May 31, 1997, $9,170,111 for fiscal period ended May 31, 1996, and $9,856,787 for fiscal year ended Aug. 31, 1995.

Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, Portfolio officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, nonadvisory expenses paid by the Fund and Portfolio were $1,055,243 for the fiscal year ended May 31, 1997, $742,081 for fiscal period May 31, 1996, and $761,716 for fiscal year Aug.
31, 1995.

In this section, prior to June 10, 1996, the fees and expenses described were paid directly by the Fund. After that date, the management fees were paid by the Portfolio.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

     Assets          Annual rate
     (billions)      each asset level

     First $1.0      0.050%
     Next   1.0      0.045
     Next   1.0      0.040
     Next   3.0      0.035
     Next   3.0      0.030
     Over   9.0      0.025

On May 31, 1997, the daily rate applied to the Fund's net assets was equal to 0.044% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $1,262,010 for the fiscal year ended May 31, 1997.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year

PAGE 59
and dividing by the number of days in the year. The rate for Class A and Class Y is $15.50 per year and for Class B is $16.50 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $2,567,439 for the fiscal year ended May 31, 1997.

Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to American Express Financial Advisors daily. These charges amounted to $14,475,323 for the fiscal year ended May 31, 1997. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(1,927,778). The amounts were $8,715,152 and $(652,292) for fiscal period May 31, 1996, and $7,922,313 and $1,398,718 for fiscal year Aug. 31,
1995.

Additional information about commissions and compensation for the fiscal year ended May 31, 1997 is contained in the following table:

(1)           (2)             (3)             (4)           (5)
              Net             Compensation
Name of       Underwriting    on Redemption
Principal     Discounts and   and             Brokerage     Other
Underwriter   Commissions     Repurchases     Commissions   Compensation

AEFC             None            None            None       $3,222,779*

American
Express
Financial
Advisors      $14,475,323        None            None          None

*Distribution fees paid pursuant to the Plan and Agreement of Distribution.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.

Plan and Agreement of Distribution

For Class B shares, to help American Express Financial Advisors defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and American Express Financial Advisors entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND

PAGE 60
GROUP. Under the Plan, American Express Financial Advisors is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by American Express Financial Advisors. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended May 31, 1997, under the agreement, the Fund paid fees of $3,222,779.

Custodian Agreement

The Trust's securities and cash are held by First Bank National Association, 180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses

The Fund paid total fees and nonadvisory expenses of $28,664,539 for the fiscal year ended May 31, 1997.

ORGANIZATIONAL INFORMATION

The Fund is a diversified, open-end management investment company, as defined in the Investment Company Act of 1940. It was incorporated on Aug. 17, 1983 in Minnesota. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402- 3268.

PAGE 61
BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards.)

All shares have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Former chairman and chief executive officer, General Mills, Inc.
Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, Union Pacific Resources, and FPL Group, Inc.
(holding company for Florida Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior advisor to the chief executive officer, AEFC.

Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.

PAGE 62
Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Melvin R. Laird
Born in 1922
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Former nine-term U.S. Congressman, U.S. Secretary of Defense and Presidential Counsellor. Director, Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming.  Former
Assistant Republican Leader, U.S. Senate.  Director, PacifiCorp
(electric power).


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PAGE 63
Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of
International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and
General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is president, the Fund's other officers are:

PAGE 64
Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.

Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Director, senior vice president and chief financial officer of AEFC. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Fund.

COMPENSATION FOR FUND BOARD MEMBERS

Members of the board who are not officers of the Fund or AEFC receive an annual fee of $600, and the chair of the Contracts Committee receives an additional $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $6. Expenses for attending meetings are reimbursed.

During the fiscal year ended May 31, 1997, the members of the board, for attending up to 31 meetings, received the following compensation:

PAGE 65

                               Compensation Table

                                            Pension or           Estimated       Total cash compensation
                           Aggregate        Retirement           annual          from the IDS MUTUAL FUND
                           compensation     benefits accrued     benefit upon    GROUP and the Preferred
Board member               from the Fund    as Fund expenses     retirement      Master Trust Group
H. Brewster Atwater, Jr.   $  873           $0                   $0              $ 61,900
   (part of year)
Lynne V. Cheney             1,355            0                    0                92,800
Robert F. Froehlke          1,496            0                    0               100,600
Heinz F. Hutter             1,449            0                    0                97,800
Anne P. Jones               1,617            0                    0               108,500
Melvin R. Laird             1,383            0                    0                94,600
Alan K. Simpson               599            0                    0                42,100
   (part of year)
Edson W. Spencer            1,853            0                    0               121,400
Wheelock Whitney            1,591            0                    0               106,000
C. Angus Wurtele            1,534            0                    0               102,700

On May 31, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares. During the fiscal year ended May 31, 1997, no board member or officer earned more than $60,000 from this Fund. All board members and officers as a group earned $19,489 from this Fund.

COMPENSATION FOR PORTFOLIO BOARD MEMBERS

Members of the board who are not officers of the Portfolio or of the Advisor receive an annual fee of $1,200 for High Yield Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meetings of the Contracts and Investment Review Committees, $50; meetings of the Audit and Personnel Committees, $25; for traveling from out-of-state, $14; and as chair of Contracts Committee, $86. Expenses for attending meetings are reimbursed.

During the fiscal year ended May 31, 1997, the members of the board, for attending up to 31 meetings, received the following compensation:

                                                            Compensation Table
                                                         for High Yield Portfolio

                                          Pension or            Estimated     Total cash
                           Aggregate      Retirement            annual        compensation from
                           compensation   benefits              benefit       the REFERRED MASTER
                           from the       accrued as            upon          TRUST GROUP and IDS
Board member               Portfolio      Portfolio expenses    retirement    MUTUAL FUND GROUP
H. Brewster Atwater, Jr.   $1,347         $0                    $0            $ 61,900
   (part of year)
Lynne V. Cheney             1,920          0                     0              92,800
Robert F. Froehlke          2,038          0                     0             100,600
Heinz F. Hutter             1,991          0                     0              97,800
Anne P. Jones               2,198          0                     0             108,500
Melvin R. Laird             1,948          0                     0              94,600
Alan K. Simpson               964          0                     0              42,100
   (part of year)
Edson W. Spencer            2,394          0                     0             121,400
Wheelock Whitney            2,133          0                     0             106,000
C. Angus Wurtele            2,076          0                     0             102,700

During the fiscal year ended May 31, 1997, no board member or officer earned more than $60,000 from the High Yield Portfolio. All board members and officers as a group earned $11,103 from High Yield Portfolio.


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PAGE 66
INDEPENDENT AUDITORS

The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended May 31, 1997, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended May 31, 1997, pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Extra Income Fund, dated July 30, 1997, is hereby incorporated in this SAI by reference.



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PAGE 67
APPENDIX A

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Portfolio also may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Portfolio to deliver

PAGE 68
an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

The Portfolio will designate cash or securities in an amount equal to the value of the Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Portfolio's commitments on such contracts.

At maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

PAGE 69
Although the Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. The Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

PAGE 70
All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Portfolio may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency

PAGE 71
futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of the Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Portfolio's investments denominated in that currency over time.

The Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. The Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

PAGE 72
APPENDIX B

OPTIONS AND INTEREST RATE FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized

PAGE 73
only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record-keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment. The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.

'All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Portfolio. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago

PAGE 74
Board Options Exchange (CBOE) or NASDAQ will be valued at the last- quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract, in the case of a portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned.

Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities the

PAGE 75
Portfolio owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Portfolio's earnings. Even if short-term rates were not higher, the Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, the Portfolio would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.

RISKS. There are risks in engaging in each of the management tools described above. The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

PAGE 76
The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities.

If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Portfolio might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Portfolio's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Portfolio would lose money on the sale.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract . If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities

PAGE 77
and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

PAGE 78
APPENDIX C

MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

PAGE 79
APPENDIX D

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging
-------------------------------------------------------------------
Regular             Market Price            Shares
Investment          of a Share              Acquired
 $100                $6.00                    16.7
  100                 4.00                    25.0
  100                 4.00                    25.0
  100                 6.00                    16.7
  100                 5.00                    20.0
 ----                -----                   -----
 $500               $25.00                   103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

 Independent auditors' report


      The board and shareholders
      IDS Extra Income Fund, Inc.:



      We have audited the accompanying statement of assets and liabilities of IDS Extra Income Fund, Inc. as of May 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for the year ended May 31, 1997 and the nine months ended May 31, 1996, and the financial highlights for the year ended May 31, 1997, the nine months ended May 31, 1996 and each of the years in the nine-year period ended Aug. 31, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Extra Income Fund, Inc. at May 31, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      July 3, 1997


 Financial statements


      Statement of assets and liabilities
      IDS Extra Income Fund, Inc.
      May 31, 1997



                                  Assets

 Investment in High Yield Portfolio (Note 1)                                                    $3,198,086,722
                                          -                                                     --------------
 Total assets                                                                                    3,198,086,722
                                                                                                 -------------
                                  Liabilities

 Dividends payable to shareholders                                                                   1,602,097
 Accrued distribution fee                                                                               12,488
 Accrued service fee                                                                                    15,213
 Accrued transfer agency fee                                                                             8,016
 Accrued administrative services fee                                                                     3,865
 Other accrued expenses                                                                                377,246
                                                                                                       -------
 Total liabilities                                                                                   2,018,925
                                                                                                     ---------
 Net assets applicable to outstanding capital stock                                             $3,196,067,797
                                                                                                ==============

                                  Represented by

 Capital stock-- authorized 10,000,000,000 shares of $.01 par value (Note 1)                 $       7,277,973
 Additional paid-in capital                                                                      3,323,286,093
 Undistributed net investment income                                                                 1,431,092
 Accumulated net realized loss (Notes 1 and 4)                                                    (244,457,392)
 Unrealized appreciation of investments                                                            108,530,031
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                        $3,196,067,797
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $2,582,451,662
                                                          Class B                              $   613,487,177
                                                          Class Y                              $       128,958
 Net asset value per share of outstanding capital stock:  Class A shares     588,058,087       $          4.39
                                                          Class B shares     139,709,811       $          4.39
                                                          Class Y shares          29,377       $          4.39

 See accompanying notes to financial statements.


      Statement of operations
      IDS Extra Income Fund, Inc.
      Year ended May 31, 1997



                                  Investment Income

                                                          June 1, 1996 to    June 10, 1996 to           Total
                                                             June 9, 1996        May 31, 1997
                                                           (Notes 1 and 5)
 Income:
 Dividends                                                   $        --        $  18,176,854    $  18,176,854
 Interest                                                       4,402,114         252,448,754      256,850,868
                                                                ---------         -----------      -----------
 Total Income                                                   4,402,114         270,625,608      275,027,722
                                                                ---------         -----------      -----------
 Expenses (Note 2):
 Investment management services fee                               263,749                  --          263,749
 Distribution fee-- Class B                                        38,787           3,183,992        3,222,779
 Transfer agency fee                                               42,993           2,495,018        2,538,011
 Incremental transfer agency fee-- Class B                            363              29,065           29,428
 Service fee
      Class A                                                      71,775           3,972,881        4,044,656
      Class B                                                       9,050             740,265          749,315
      Class Y                                                          --                   6                6
 Administrative services fees and expenses                         21,343           1,240,667        1,262,010
 Compensation of board members                                        280              11,719           11,999
 Compensation of officers                                             245               7,245            7,490
 Custodian fees                                                     1,862                  --            1,862
 Postage                                                            3,640             354,162          357,802
 Registration fees                                                  7,502             481,362          488,864
 Reports to shareholders                                              140             142,420          142,560
 Audit fees                                                           280              10,220           10,500
 Other                                                                560               5,292            5,852
                                                                      ---               -----            -----
 Total expenses                                                   462,569          12,674,314       13,136,883
      Earnings credits on cash balances (Notes 2 and 5)            (1,015)            (97,689)         (98,704)
                                               -     -             ------             -------          -------
                                                                  461,554          12,576,625       13,038,179
 Expenses, including investment management services fee
      allocated from High Yield Portfolio                              --          15,626,360       15,626,360
                                                                  -------          ----------       ----------
 Total net expenses                                               461,554          28,202,985       28,664,539
                                                                  -------          ----------       ----------
 Investment income-- net                                        3,940,560         242,422,623      246,363,183
                                                                ---------         -----------      -----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on security transactions             (3,230,469)         11,913,694        8,683,225
 Net change in unrealized appreciation or
      depreciation of investments                             (11,353,071)         42,462,424       31,109,353
                                                              -----------          ----------       ----------
 Net gain (loss) on investments                               (14,583,540)         54,376,118       39,792,578
                                                              -----------          ----------       ----------
 Net increase (decrease) in net assets
      resulting from operations                              $(10,642,980)       $296,798,741     $286,155,761
                                                             ============        ============     ============
 See accompanying notes to financial statements.

   Statements of changes in net assets
   IDS Extra Income Fund, Inc.



                             Operations and distributions                   May 31, 1997          May 31, 1996

                                                                                    Year           Nine months
                                                                                   ended                 ended
 Investment income-- net                                                 $   246,363,183       $   141,910,062
 Net realized gain on investments                                              8,683,225            30,587,183
 Net change in unrealized appreciation or
      depreciation of investments                                             31,109,353            63,851,546
                                                                              ----------            ----------
 Net increase in net assets resulting from operations                        286,155,761           236,348,791
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
          Class A                                                           (215,602,233)         (131,968,668)
          Class B                                                            (36,099,715)          (10,053,530)
          Class Y                                                                 (1,317)              (35,126)
                                                                                  ------               -------
 Total distributions                                                        (251,703,265)         (142,057,324)
                                                                            ------------          ------------

                                  Capital share transactions (Note 3)

 Proceeds from sales
      Class A shares (Note 2)                                                752,439,394           409,958,480
      Class B shares                                                         423,508,478           211,284,632
      Class Y shares                                                             125,331               281,250
 Reinvestment of distributions at net asset value
      Class A shares                                                         147,052,512            88,685,134
      Class B shares                                                          30,338,648             8,360,841
      Class Y shares                                                               1,317                26,891
 Payments for redemptions
      Class A shares                                                        (490,907,479)         (262,062,635)
      Class B shares (Note 2)                                               (116,153,166)          (33,183,891)
      Class Y shares                                                              (8,197)           (1,890,774)
                                                                                  ------            ----------
 Increase in net assets from capital share transactions                      746,396,838           421,459,928
                                                                             -----------           -----------
 Total increase in net assets                                                780,849,334           515,751,395
 Net assets at beginning of period                                         2,415,218,463         1,899,467,068
                                                                           -------------         -------------
 Net assets at end of period
      (including undistributed net investment
      income of $1,431,092 and $6,778,069)                                $3,196,067,797        $2,415,218,463
                                                                          ==============        ==============

See accompanying notes to financial statements.

 Notes to financial statements

      IDS Extra Income Fund, Inc.
  1
Summary of
significant
accounting policies

      The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Investment in High Yield Portfolio

      Effective June 10, 1996, the Fund began investing all of its assets in the High Yield Portfolio (the Portfolio), a series of Income Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. The Portfolio invests primarily in long-term corporate bonds in the lower-rating categories, commonly known as junk bonds.

      The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The Fund records its investment in the Portfolio at value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at May 31, 1997 was 99.97%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $6,895 and accumulated net realized loss has been decreased by $6,895.

      Dividends to shareholders

      Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

  2
Expenses and
sales charges

      In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for providing administrative services and serving as transfer agent.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

    o Class A $15.50
    o Class B $16.50
    o Class Y $15.50

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors, Inc. for distributing Fund shares were $14,153,678 for Class A and $321,645 for Class B for the year ended May 31, 1997.

      During the period from June 10, 1996 to May 31, 1997 the Fund's transfer agency fees were reduced by $97,689 as a result of earnings credits from overnight cash balances.

  3
Capital share
transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                         Year ended May 31, 1997
                                  Class A            Class B            Class Y

      Sold                    172,870,021          97,289,537            28,878

      Issued for reinvested    33,783,196           6,963,319               302
        distributions

      Redeemed               (112,846,209)        (26,691,764)           (1,885)
                             ------------         -----------            ------
      Net increase             93,807,008          77,561,092            27,295
                               ==========          ==========            ======


                                        Nine months ended May 31, 1996
                                  Class A            Class B            Class Y

      Sold                     96,295,627          49,606,436            67,241

      Issued for reinvested    20,843,375           1,956,298             6,442
        distributions

      Redeemed                (61,588,802)         (7,759,632)         (453,087)
                              -----------          ----------          --------
      Net increase (decrease)  55,550,200          43,803,102          (379,404)
                               ==========          ==========          ========

  4
Capital loss
carryover

      For federal income tax purposes, the Fund had a capital loss carryover of $243,565,780 at May 31, 1997, that if not offset by subsequent capital gains, will expire in 1999 through 2006. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expires.

  5
Pre-conversion
to Master

      Prior to transferring its securities to High Yield Portfolio on June 10, 1996, various transactions took place as stated below.

      Expenses and sales charges

      Prior to the conversion on June 10, 1996, the Fund paid an investment management fee to AEFC. Subsequent to the conversion, the investment management fee is assessed at the Portfolio level. (See the footnotes to the Portfolio financial statements for the terms of the investment management agreement which remain unchanged.)

      During the period from June 1, 1996 to June 9, 1996, the Fund's custodian fees were reduced by $1,015 as a result of earnings credits from overnight cash balances.

      Securities transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $36,119,723 and $57,658,250, respectively, for the period from June 1, 1996 to June 9, 1996. Realized gains and losses were determined on an identified cost basis.

      Income from securities lending amounted to $546 for the period from June 1, 1996 to June 9, 1996.

  6
Change of Fund's
fiscal year

      The By-Laws of the Fund were amended on Jan. 10, 1996, changing its fiscal year-end from Aug. 31, to May 31, effective 1996.

  7
Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on pages 7 and 8 of the prospectus.

 Independent auditors' report

      The board of trustees and unitholders Income Trust:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of High Yield Portfolio (a series of Income Trust) as of May 31, 1997, and the related statements of operations and changes in net assets for the period from June 10, 1996 (commencement of operations) to May 31, 1997. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of High Yield Portfolio at May 31, 1997, and the results of its operations and the changes in its net assets for the period from June 10, 1996 (commencement of operations) to May 31, 1997, in conformity with generally accepted accounting principles.

      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      July 3, 1997


 Financial statements

      Statement of assets and liabilities
      High Yield Portfolio
      May 31, 1997

                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $3,070,000,308)                                                          $3,178,553,781
 Dividends and accrued interest receivable                                                          67,487,609
 Receivable for investment securities sold                                                          24,792,925
                                                                                                    ----------
 Total assets                                                                                    3,270,834,315
                                                                                                 -------------
                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                     886,187
 Payable for investment securities purchased                                                        70,789,519
 Accrued investment management services fee                                                             49,248
 Other accrued expenses                                                                                 44,987
                                                                                                        ------
 Total liabilities                                                                                  71,769,941
                                                                                                    ----------
 Net assets                                                                                     $3,199,064,374
                                                                                                ==============
 See accompanying notes to financial statements.

      Statement of operations
      High Yield Portfolio
      For the period from June 10, 1996
      (commencement of operations) to May 31, 1997

                                  Investment income

 Income:
 Dividends                                                                                       $  18,180,667
 Interest                                                                                          252,458,755
                                                                                                   -----------
 Total income                                                                                      270,639,422
                                                                                                   -----------
 Expenses (Note 2):
 Investment management services fee                                                                 15,502,709
 Compensation of board members                                                                          11,103
 Custodian fees                                                                                        119,564
 Audit fees                                                                                             30,500
 Administrative service fees and expenses                                                               28,165
 Other                                                                                                   3,134
                                                                                                         -----
 Total expenses                                                                                     15,695,175
      Earnings credits on cash balances (Note 2)                                                       (65,448)
                                              -                                                        -------
 Total net expenses                                                                                 15,629,727
                                                                                                    ----------
 Investment income -- net                                                                           255,009,695
                                                                                                    -----------
                                  Realized and unrealized gain -- net

 Net realized gain on security transactions
      (including loss of $6,609,151 on sale of affiliated issuers) (Note 3)                         11,905,305
 Net change in unrealized appreciation or depreciation of investments                               42,485,867
                                                                                                    ----------
 Net gain on investments                                                                            54,391,172
                                                                                                    ----------
 Net increase in net assets resulting from operations                                             $309,400,867
                                                                                                  ============
 See accompanying notes to financial statements.

      Statement  of changes in net assets
      High Yield  Portfolio
      For the period from June 10, 1996
      (commencement of operations) to May 31, 1997

                                  Operations

 Investment income-- net                                                                       $   255,009,695
 Net realized gain on investments                                                                   11,905,305
 Net change in unrealized appreciation or depreciation of investments                               42,485,867
                                                                                                    ----------
 Net increase in net assets resulting from operations                                              309,400,867
                                                                                                   -----------
 Net contributions                                                                               2,889,633,507
                                                                                                 -------------
 Total increase in net assets                                                                    3,199,034,374
 Net assets at beginning of period (Note 1)                                                             30,000
                                         -                                                              ------
 Net assets at end of period                                                                    $3,199,064,374
                                                                                                ==============

 See accompanying notes to financial statements.

 Notes to financial statements
      High Yield Portfolio

  1
Summary of
significant
accounting policies

      The High Yield Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. High Yield Portfolio invests primarily in long-term corporate bonds in the lower-rating categories, commonly known as junk bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation
      (AEFC) contributed $30,000 to the Portfolio. Operations did not formally commence until June 10, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

      Significant accounting polices followed by the Portfolio are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

      Illiquid securities

      Investments in securities include issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 1997 was $76,061,799 representing 2.38% of the net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

      Securities purchased on a when-issued basis

      Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of May 31, 1997, the Portfolio had entered into outstanding when-issued or forward commitments of $9,800,000.

      Federal taxes

      For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, except for original issue discount, the Fund does not amortize premium and discount. Interest income, including level-yield amortization of premium and discount, is accrued daily.

  2
Fees and
expenses

      The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with American Express Financial Corporation
      (AEFC) for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.59% to 0.465% annually.

      Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

      During the period from June 10, 1996 to May 31, 1997, the Portfolio's custodian fees were reduced by $65,448 as a result of earnings credits from overnight cash balances.

      Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

  3
Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,114,014,271 and $2,406,649,102, respectively, for the period from June 10, 1996 to May 31, 1997. For the same period, the portfolio turnover rate was 92%. Realized gains and losses are determined on an identified cost basis.

      Income from securities lending amounted to $31,770 for the period from June 10, 1996 to May 31, 1997.

 Investments in securities


      High Yield Portfolio
      May 31, 1997
                                                                                (Percentages represent value of
                                                                             investments compared to net assets)
 Bonds (88.3%)
Issuer                                  Coupon              Maturity             Principal               Value(a)
                                          rate                  year                amount
 Mortgage-backed securities (0.4%)
 Federal Home Loan Mtge Corp             7.625%                 2017          $      5,668(b)    $       5,906
    Inverse Floater                      7.93                   2023             4,407,829(k)        3,328,705
 Merrill Lynch Mtge Investors            7.98                   2021             8,919,193           8,751,958
 Total                                                                                              12,086,569

 Aerospace & defense (1.9%)
 Alliant Techsystems
    Sr Sub Nts                          11.75                   2003             9,250,000          10,221,250
 K&F Inds
    Sr Sub Nts                          10.375                  2004             4,900,000           5,169,500
 L-3 Communications
    Sr Sub Nts                          10.375                  2007             5,145,000(c)        5,415,113
 Sequa                                   9.625                  1999             3,000,000           3,090,000
    Sr Sub Nts                           9.375                  2003            20,750,000          21,139,062
 TransDigm
    Sr Secured Nts                      13.10                   2000            14,030,000(e)       15,029,637
 Total                                                                                              60,064,562

 Banks and savings & loans (0.8%)
 First Nationwide Bank
    Sr Sub Nts                          10.625                  2003            11,000,000          11,935,000
 Greenpoint Capital Trust                9.10                   2027             5,000,000(c)        4,992,900
 Wilshire Financial Services            13.00                   2004            10,000,000           9,950,000
 Total                                                                                              26,877,900

 Beverages & tobacco (0.5%)
 Stroh Brewery
    Sr Sub Nts                          11.10                   2006            14,887,000          15,538,306

 Building materials & construction (1.0%)
 Foamex-JPS
    Zero Coupon Sr Disc Nts Series B     5.36                   1999            10,000,000(g)        8,825,000
 Johns Manville Intl
    Sr Nts                              10.875                  2004            15,000,000          16,668,750
 Southdown
    Sr Sub Nts                          10.00                   2006             4,700,000           5,029,000
 Total                                                                                              30,522,750

 Chemicals (0.8%)
 ISP Holdings
    Sr Nts                               9.75                   2002            22,215,000          23,325,750
 NL Inds
    Sr Nts                              11.75                   2003             2,000,000           2,205,000
 Total                                                                                              25,530,750

 Communications equipment & services (12.9%)
 CCPR Services                          10.00                   2007            18,850,000(c)       18,567,250
 Celcaribe
    Zero Coupon                         10.42                   1998             3,800,000(c,g)      4,902,000
    Zero Coupon                         13.44                   1998             7,350,000(g)        6,357,750
 Cencall Communications
    Zero Coupon Sr Nts                  20.74                   1999            26,500,000(g)       20,206,250
 Comcast Cellular
    Sr Nts                               9.50                   2007            20,000,000(c)       20,050,000
 Communications & Power Inds
    Sr Sub Nts                          12.00 %                 2005           $10,000,000       $  11,000,000
 Geotek Communications
    Cv                                  12.00                   2001             4,630,000(e)        3,935,500
    Zero Coupon                         17.41                   2000            23,250,000(g)       14,647,500
 Globalstar
    with Warrants                       11.375                  2004            13,500,000(c)       13,635,000
 GST Equipment Funding
    Sr Nts                              13.25                   2007             6,750,000(c)        6,986,250
 GST Telecommunications
    Zero Coupon Cv                       5.81                   2000             2,320,000(g)        1,415,200
 Impsat                                 12.125                  2003            10,000,000          10,600,000
 Intermedia Communications of Florida
    Sr Nts                              13.50                   2005            15,000,000          16,950,000
 Intl Wireless Communication
    Zero Coupon Sr Nts                  14.00                   2001            14,750,000(f)        7,965,000
 ITC Deltacom
    Sr Nts                              11.00                   2007             8,550,000(c)        8,721,000
 Metrocall
    Sr Sub Nts                          10.375                  2007             9,500,000           8,550,000
 Nextlink Communications
    Sr Nts                              12.50                   2006            15,000,000          15,843,750
 Norcal Waste Systems                   13.25                   2005            20,300,000          22,736,000
 Omnipoint
    Sr Nts                              11.625                  2006            15,000,000          13,275,000
    Sr Nts Series A                     11.625                  2006             2,000,000           1,770,000
 Optel
    with Common Stock                   13.00                   2005            15,000,000(c)       14,400,000
 Outsourcing Solutions
    Sr Sub Nts                          11.00                   2006             5,500,000(c)        5,885,000
 Pagemart Nationwide
    Zero Coupon Sr Nts                  15.80                   2000            23,000,000(g)       16,330,000
 Peoples Telephone
    Sr Nts                              12.25                   2002             7,000,000           7,437,500
 Phonetel Technologies
    Sr Nts                              12.00                   2006            16,500,000          16,541,250
 Pierce Leahy
    Sr Sub Nts                          11.125                  2006             8,750,000(c)        9,625,000
 Pricellular Wireless
    Zero Coupon Sr Disc Nts             10.85                   1998            18,250,000(g)       17,246,250
    Sr Nts                              10.75                   2004             6,500,000           6,841,250
 Pronet
    Sr Sub Nts                          11.875                  2005            12,600,000          12,127,500
 RSL Communications
    with Warrants                       12.25                   2001             9,500,000           9,808,750
 SC Intl Services
    Sr Sub Nts                          13.00                   2005            21,500,000          24,402,500
 Teleport Communications
    Zero Coupon Sr Nts                  11.12                   2001            22,000,000(g)       15,482,500
 Unifi Communications
    with Warrants                       14.00                   2004            10,000,000(c)        9,850,000
 Winstar Communications
    Zero Coupon Sr Sub Disc             14.50                   2000            10,000,000(c,g)      5,950,000
 Winstar Equipment                      12.50                   2004            13,500,000(c)       13,196,250
 Total                                                                                             413,237,200

 Computers & office equipment (1.3%)
 Anacomp
    Sr Sub Nts                          10.875                  2004            13,000,000(c)       13,195,000
 Softkey Intl
    Cv                                   5.50  %                2000          $  2,500,000      $    1,837,500
 Unisys
    Sr Nts                              11.75                   2004            15,500,000          16,701,250
    Sr Nts                              12.00                   2003             8,000,000           8,620,000
 Total                                                                                              40,353,750

 Electronics (0.9%)
 Advanced Micro Devices
    Sr Nts                              11.00                   2003            26,750,000          29,826,250

 Energy (4.0%)
 Bellwether Exploration
    Sr Sub Nts                          10.875                  2007             9,000,000           9,540,000
 Chesapeake Energy
    Sr Nts                               8.50                   2012             5,500,000(c)        5,390,000
 Costilla Energy
    Sr Nts                              10.25                   2006            10,000,000          10,350,000
 Empire Gas
    Sr Nts                               7.00                   2004            11,350,000(i)       10,186,625
 Energy Corp of America
    Sr Sub Nts                           9.50                   2007             9,000,000(c)        9,045,000
 Forcenergy
    Sr Sub Nts                           8.50                   2007             4,500,000(c)        4,381,875
    Sr Sub Nts                           9.50                   2006             5,000,000           5,162,500
 Harcor Energy
    Sr Nts Series B                     14.875                  2002            10,615,000          12,738,000
 HS Resources
    Sr Sub Nts                           9.25                   2006             4,250,000           4,228,750
    Sr Sub Nts                           9.875                  2003             9,700,000           9,845,500
 Statia Terminals
    1st Mtge                            11.75                   2003             8,050,000           8,613,500
 Transamerican Refining                 16.50                   2002             9,700,000(c,i)     10,767,000
    Zero Coupon 1st Mtge                 8.35                   1998             9,250,000(c,g)      9,134,375
 Transtexas Gas
    Sr Nts                              11.50                   2002            15,000,000          16,725,000
 Total                                                                                             126,108,125

 Energy equipment & services (0.6%)
 Noble Drilling
    Sr Nts                               9.125                  2006             6,500,000           6,987,500
 Pride Petroleum Services
    Sr Nts                               9.375                  2007             6,600,000           6,847,500
 Veritas DGC
    Sr Nts                               9.75                   2003             5,500,000           5,720,000
 Total                                                                                              19,555,000

 Financial services (1.8%)
 Arcadia Financial
    with Warrants                       11.50                   2007            21,000,000          20,895,000
 GPA Delaware                            8.75                   1998            10,000,000          10,150,000
 Gemini                                 13.50                   2001            13,500,000(e,i)     13,500,000
 Homeside
    Sr Nts                              11.25                   2003             9,247,000          10,657,167
 Malan Realty Investors REIT
    Cv Sub Deb                           9.50                   2004             1,040,000           1,075,100
 Total                                                                                              56,277,267
 Food (1.9%)
 Chiquita Brands Intl                    9.625                  2004             8,500,000           8,840,000
 Gorges/Quik to Fix Food
    Sr Sub Nts Series B                 11.50                   2006            14,250,000          14,820,000
 MBW Foods
    Sr Sub Nts                           9.875                  2007             6,000,000(c)        6,060,000
 Pilgrim's Pride
    Sr Sub Nts                          10.875                  2003             3,970,000           4,138,725
 Specialty Foods
    Sr Nts                              10.25                   2001            26,500,000          25,572,500
 Total                                                                                              59,431,225

 Furniture & appliances (0.2%)
 Lifestyle Furnishings                  10.875                  2006             6,500,000           7,020,000

 Health care (0.4%)
 Dade Intl
    Sr Sub Nts                          11.125                  2006             5,850,000           6,522,750
 Maxxim Medical
    Sr Sub Nts                          10.50                   2006             6,600,000           6,880,500
 Total                                                                                              13,403,250

 Health care services (3.1%)
 Integrated Health
    Sr Sub Nts                           9.50                   2007             4,000,000(c)        4,120,000
 Magellan Health Services
    Sr Sub Nts Cl A                     11.25                   2004            13,500,000          15,018,750
 Merit Behavioral                       11.50                   2005             9,376,000          10,137,800
 Paracelsus Healthcare
    Sr Sub Nts                          10.00                   2006            22,000,000          21,835,000
 Regency Health Services                12.25                   2003             5,000,000           5,400,000
 Tenet Healthcare
    Sr Sub Nts                           8.625                  2007            20,000,000          20,263,400
    Sr Sub Nts                          10.125                  2005            20,000,000          21,850,000
 Total                                                                                              98,624,950

 Household products (1.5%)
 Coty
    Sr Sub Nts                          10.25                   2005             7,000,000           7,455,000
 Rayovac
    Sr Sub Nts                          10.25                   2006             7,175,000           7,533,750
 Revlon Worldwide
    Zero Coupon Sr Disc Nts             11.52                   2001            20,000,000(c,f)     13,500,000
 Syratech
    Sr Nts                              11.00                   2007             7,500,000           7,968,750
 Twin Laboratories                      10.25                   2006            12,250,000          12,770,625
 Total                                                                                              49,228,125

 Industrial equipment & services (2.8%)
 ACF Inds                               11.60                   2000             1,460,000           1,458,175
 Borg-Warner Security
    Sr Sub Nts                           9.125                  2003            10,000,000           9,962,500
    Sr Sub Nts                           9.625                  2007             6,600,000(c)        6,600,000
 Clark Materials Handling
    Sr Nts                              10.75                   2006             6,500,000           6,873,750
 Continental Global Group
    Sr Nts                              11.00                   2007             5,500,000(c)        5,692,500
 Goss Graphic Systems
    Sr Sub Nts                          12.00                   2006            10,000,000          10,825,000
 Molten Metal Tehcnology
    Cv Sub Nts                           5.50                   2006             1,500,000(c)          652,500
 Motors and Gears
    Sr Nts                              10.75                   2006            11,000,000          11,398,750
 Prime Succession
    Sr Sub Nts                          10.75                   2004            10,000,000          10,825,000
 Specialty Equipment
    Sr Sub Nts                          11.375                  2003            23,300,000          25,076,625
 Total                                                                                              89,364,800

 Insurance (1.8%)
 Americo Life
    Sr Sub Nts                           9.25                   2005            15,000,000          15,000,000
 Integon Capital                        10.75                   2027            10,000,000(c)        9,975,000
 Life Partners
    Sr Sub Nts                          12.75                   2002            10,000,000          10,550,000
 Reliance Group Holdings                 9.75                   2003            15,000,000          15,712,500
 Zurich Capital                          8.38                   2037             7,500,000(c)        7,618,725
 Total                                                                                              58,856,225

 Leisure time & entertainment (7.5%)
 Affinity Group
    Sr Nts                              11.00                   2007             9,000,000(c)        9,427,500
 Alliance Gaming
    Sr Nts                              12.875                  2003            13,850,000          15,200,375
 AMC Entertainment
    Sr Sub Nts                           9.50                   2009             4,500,000(c)        4,590,000
 Boomtown
    1st Mtge                            11.50                   2003            10,000,000          10,825,000
 Coast Hotels & Casino
    1st Mtge                            13.00                   2002            19,800,000          22,077,000
 Cobblestone Holdings
    Zero Coupon Sr Nts                  11.69                   1999             7,350,000(f)        3,270,750
 Coleman Escrow-1
    Zero Coupon Sr Disc Nts             11.12                   2001            12,500,000(c,f)      8,125,000
 Coleman Escrow-2
    Zero Coupon Sr Disc Nts             12.87                   2001             5,750,000(c,f)      3,493,125
 Icon Fitness
    Zero Coupon Sr Disc Nts             14.00                   2001            15,000,000(g)        7,875,000
 Icon Health & Fitness
    Sr Sub Nts                          13.00                   2002             2,500,000           2,787,500
 Lady Luck Gaming
    1st Mtge                            11.875                  2001             2,500,000           2,512,500
 Lodgenet Entertainment
    Sr Nts with Rights                  10.25                   2006            15,000,000          15,018,750
 Plitt Theatres                         10.875                  2004            27,850,000          29,033,625
 PRT Funding
    Sr Nts                              11.625                  2004             8,000,000           6,160,000
 Stratosphere
    1st Mtge                             8.68                   2002            14,250,000(d)       11,613,750
 Trump Atlantic City Funding
    1st Mtge                            11.25                   2006            26,945,000          26,406,100
 Trump Holdings
    Sr Nts                              15.50                   2005            28,050,000          32,047,125
 United Artists
    Sr Nts                              11.50                   2002             6,000,000           6,292,500
 United Artists Theatre
    Pass Thru Certificates               9.30                   2015            13,764,068          12,834,993
 Waterford Gaming
    Sr Nts                              12.75                   2003            10,000,000(c)       11,000,000
 Total                                                                                             240,590,593

 Media (10.0%)
 Ackerley Communications
    Sr Secured Nts                      10.75                   2003            13,500,000          14,377,500
 Adams Outdoor Advertising
    Sr Nts                              10.75                   2006            15,300,000          16,371,000
 Adelphia Communications
    Pay-in-Kind                          9.50                   2004            26,311,956(l)       24,075,440
    Sr Deb                              11.875                  2004             5,000,000           5,262,500
 American Telecasting
    Zero Coupon                          8.66                   1999            10,000,000(g)        3,050,000
    Zero Coupon Sr Disc Nts              7.72                   2000            10,000,000(g)        3,050,000
 Benedek Broadcasting
    Sr Nts                              11.875                  2005             2,500,000           2,750,000
 Benedek Communications
    Zero Coupon Sr Disc Nts             13.25                   2001             9,500,000(g)        5,462,500
 CS Wireless Systems
    Zero Coupon with Warrants           12.79                   2001            11,500,000(g)        2,875,000
 Echostar Satellite Broadcasting         8.25                   2001            14,250,000          13,680,000
    Zero Coupon                         12.84                   2000            30,500,000(g)       20,892,500
 Heritage Media Services
    Sr Sub Nts                           8.75                   2006            19,300,000          19,927,250
 Jacor Communications                    9.75                   2006            19,000,000          19,855,000
 Lamar Advertising                       9.625                  2006             4,000,000           4,090,000
 Lenfest Communications
    Sr Nts                               8.375                  2005            15,850,000          15,453,750
 Neodata Services
    Sr Nts                              12.00                   2003            10,234,000          10,950,380
 Outdoor Systems                        11.81                   2007             9,800,000(e,n)      9,800,000
    Sr Nts                               9.375                  2006            10,000,000          10,087,500
 Paxson Communications
    Sr Sub Nts                          11.625                  2002             7,000,000           7,525,000
 Pegasus Media & Communications
    Cl B                                12.50                   2005            11,150,000          12,209,250
 People's Choice TV
    Zero Coupon with Warrants           13.25                   2000            25,500,000(g)        9,307,500
 Petersen Publishing
    Sr Sub Nts                          11.125                  2006             6,500,000           7,166,250
 Spanish Broadcasting
    Sr Nts with Rights                  11.00                   2004             3,150,000(c)        3,291,750
    Sr Nts                               7.50                   2002             4,000,000           4,360,000
 TKR Cable
    Deb                                 10.50                   2007             9,525,000          10,449,401
 United Intl Holdings
    Zero Coupon Disc Nts                11.55                   1999            15,000,000(f)       11,400,000
    Zero Coupon Disc Nts                12.00                   1999             7,600,000(f)        5,776,000
 Universal Outdoor
    Sr Sub Nts                           9.75                   2006            20,000,000          20,700,000
 Viacom Intl
    Sub Deb                              8.00                   2006             8,000,000           7,780,000
    Sub Deb                              7.00                   2003            15,000,000          14,080,400
 Wireless One
    with Warrants                       13.00                   2003             5,000,000           3,150,000
 Total                                                                                             319,205,871

Metals (3.0%)
 Bar Technologies                       13.50                   2001            10,000,000(c)        9,700,000
 Carbide/Graphite Group
    Sr Nts                              11.50                   2003             9,091,000           9,909,190
 EnviroSource
    Sr Nts                               9.75                   2003            21,510,000          20,864,700
 Maxxam Group Holdings
    Sr Nts Series B                     12.00                   2003            12,000,000          12,390,000
    Zero Coupon Sr Disc Nts              7.00                   1998             2,600,000(g)        2,392,000
 NS Group                               13.50                   2003            14,000,000          16,030,000
 Ryerson Tull                            9.125                  2006             9,000,000           9,405,000
 WCI Steel
    Sr Nts                              10.00                   2004            15,500,000          16,081,250
 Total                                                                                              96,772,140

 Multi-industry conglomerates (1.8%)
 Poindexter (JB)                        12.50                   2004             9,250,000           9,226,875
 Jordan Inds
    Sr Nts                              10.375                  2003            19,370,000          19,466,850
    Zero Coupon Sr Sub Debs             11.75                   2002            17,692,251(c,g)      9,996,122
 Tally Mfg & Technology
    Sr Nts                              10.75                   2003            18,500,000          19,332,500
 Total                                                                                              58,022,347

 Paper & packaging (5.5%)
 BPC Holding
    Sr Nts Pay-in-Kind                  12.50                   2006             9,750,000(l)       10,456,875
 Bway
    Sr Sub Nts                          10.25                   2007             5,500,000(c)        5,843,750
 Crown Paper
    Sr Sub Nts                          11.00                   2005            15,000,000          15,075,000
 Florida Coast Paper
    1st Mtge                            12.75                   2003            13,800,000          14,007,000
 Gaylord Container
    Sr Sub Disc Deb                     12.75                   2005            28,000,000          30,730,000
 Repap Wisconsin
    Sr Nts                               9.25                   2002            10,000,000          10,050,000
    Sr Nts                               9.875                  2006            10,000,000           9,850,000
 Riverwood Intl                         10.875                  2008            15,000,000          14,925,000
 Silgan
    Sr Sub Nts                          11.75                   2002            10,350,000(c)       10,996,875
 Stone Container
    1st Mtge                            10.75                   2002            20,000,000          21,000,000
    Sr Nts                              12.625                  1998             4,500,000           4,725,000
 Sweetheart Cup
    Sr Sub Nts                          10.50                   2003            10,000,000          10,075,000
 Warren (SD)
    Sr Nts                              12.00                   2004            16,500,000          18,397,500
 Total                                                                                             176,132,000

 Restaurants & lodging (0.8%)
 Hammons (John Q) Hotels
    1st Mtge                             8.875                  2004            12,000,000          12,060,000
 Prime Hospitality
    Sr Sub Nts                           9.75                   2007            11,900,000          12,286,750
 Total                                                                                              24,346,750

 Retail (5.3%)
 Dairy Mart Convenience Stores
    Sr Sub Nts Series A                 10.25                   2004            18,700,000          18,232,500
    Sr Sub Nts Series B                 10.25                   2004             6,250,000           6,093,750
 Di Giorgio
    Sr Nts                              12.00                   2003            16,000,000          17,120,000
 Finlay Enterprises
    Zero Coupon Debs                     6.01                   1998            15,500,000(g)       14,763,750
 Food-4-Less
    Sr Sub Debs Pay-in-Kind             13.625                  2007            10,000,000(l)       11,700,000
    Zero Coupon Debs                     8.66                   2000             5,000,000(g)        3,850,000
 Grand Union
    Sr Nts                              12.00                   2004            11,000,000           8,580,000
 Jitney-Jungle Stores
    Sr Nts                              12.00                   2006            10,000,000          11,100,000
 Pathmark Stores
    Sub Nts                             11.625                  2002             8,000,000           7,980,000
    Zero Coupon Sub Nts                 10.75                   1999            12,500,000(g)        8,093,750
 Penn Traffic
    Sr Nts                               8.625                  2003            10,000,000           8,300,000
 Pueblo Xtra Intl
    Sr Nts                               9.50                   2003            16,210,000(c)       15,602,125
 Ralphs Grocery
    Sr Nts                              10.45                   2004            10,000,000          10,962,500
 Specialty Retailers                    11.00                   2003             6,750,000           7,357,500
 Stater Brothers Holdings               11.00                   2001            14,500,000          15,732,500
 White Rose Foods
    Zero Coupon                         12.75                   1998             5,000,000(f)        4,450,000
 Total                                                                                             169,918,375

 Textiles & apparel (0.8%)
 Anvil Knitwear
    Sr Nts                              10.875                  2007            14,000,000(c)       14,035,000
 Hat Brand Holdings                     12.625                  2002             5,000,000(d,e)      1,500,000
 Hosiery Corp of America                13.75                   2002            10,000,000          10,950,000
 Total                                                                                              26,485,000

 Utilities -- electric (1.9%)
 California Energy
    Sr Nts                               9.50                   2006             8,000,000           8,460,000
    Sr Secured Nts                       9.875                  2003             9,000,000           9,562,500
 First Palo Verde Funding               10.15                   2016             3,193,000           3,444,449
 Midland Funding II                     11.75                   2005             5,000,000           5,675,000
                                        13.25                   2006            12,500,000          15,125,000
 Niagara Mohawk Power
    1st Mtge                             9.75                   2005             9,000,000           9,737,820
 Texas-New Mexico Power
    Secured Deb                         10.75                   2003             7,000,000           7,612,500
 Total                                                                                              59,617,269

 Miscellaneous (0.6%)
 Darling-Delaware
    Sr Sub Nts                          11.00                   2000             9,932,000           9,907,170
 ECM Funding                            11.92                   2002             2,029,428(e)        2,232,371
 XCL
    with Warrants                       13.50                   2004             8,000,000(c)        8,000,000
 Total                                                                                              20,139,541

Foreign (12.5%)
 APP Intl Finance
    (U.S. Dollar)                       11.75                   2005             4,500,000           4,871,250
 Australis Holdings
    (U.S. Dollar) Zero Coupon
    with Warrants                       14.99                   2000            13,400,000(g)        8,442,000
 Australis Media
    (U.S. Dollar) Zero Coupon
    with Warrants                       14.92                   2000            12,750,000(g)        7,936,875
 Cable Systems
    (U.S. Dollar)                       10.75                   1999             2,399,136(e)        2,393,138
 CEI Citicorp Holdings
    (U.S. Dollar)                        8.50                   2002             3,000,000(c)        2,996,250
    (Argentine Peso)                    11.25                   2007             5,000,000(c)        4,837,500
 Cia Latino Americana
    (U.S. Dollar)                       11.625                  2004             3,500,000(c)        3,622,500
 City of Moscow
    (U.S. Dollar)                        9.50                   2000            10,000,000(c)       10,050,000
 Colt Telecommunications Group
    (U.S. Dollar) Zero Coupon           12.00                   2006             8,500,000(g)        5,440,000
 DGS Intl Finance
    (U.S. Dollar)                       10.00                   2007             7,500,000(c)        7,593,750
 Doman Inds
    (U.S. Dollar)                        8.75                   2004            10,500,000          10,027,500
 Dominion Textiles
    (U.S. Dollar) Sr Nts                 8.875                  2003             5,000,000           5,125,000
 Fresh Del Monte Produce
    (U.S. Dollar)                       10.00                   2003            22,000,000          22,440,000
 FSW Intl
    (U.S. Dollar) Sr Nts                12.50                   2006             6,000,000           6,015,000
 Globo Communicacoes
    (U.S. Dollar)                       10.50                   2006             4,250,000(c)        4,425,312
 Govt of Algeria
    (U.S. Dollar)                        7.06                   2006             5,750,000           4,930,625
 Grupo Industrial Durango
    (U.S. Dollar)                       12.625                  2003             5,000,000           5,587,500
 Grupo Televisa
    (U.S. Dollar) Sr Nts                11.875                  2006             3,250,000           3,656,250
    (U.S. Dollar) Zero Coupon Sr Nts    13.25                   2001            12,500,000(g)        8,796,875
 Guangdong Enterprises
    (U.S. Dollar) Sr Nts                 8.875                  2007             3,600,000(c)        3,626,928
 Gulf Canada Resources
    (U.S. Dollar)                        9.25                   2004            13,500,000          14,124,375
 Hyundai Semiconductor
    (U.S. Dollar)                        8.625                  2007            15,000,000(c)       14,954,250
 Imexsa Export Trust
    (U.S. Dollar)                       10.125                  2003            10,000,000(c)       10,475,000
 Intl Cabletel
    (U.S. Dollar) Zero Coupon           11.48                   2001            40,000,000(g)       27,250,000
 Ionica
    (U.S. Dollar) Zero Coupon           14.99                   2002            25,500,000(g)       13,068,750
 MDC Communications
    (U.S. Dollar) Sr Sub Nts            10.50                   2006            12,100,000          12,826,000
 Newsquest Capital
    (U.S. Dollar) Sr Sub Nts            11.00                   2006             5,000,000           5,387,500
    (U.S. Dollar) Series B              11.00                   2006             7,750,000           8,350,625
 Philippine Long Distance Telephone
    (U.S. Dollar)                        7.85                   2007             7,500,000(c)        7,196,250
    (U.S. Dollar)                        8.35                   2017             7,500,000(c)        7,020,375
 PLD Telekom
    (U.S. Dollar) Zero Coupon
    with Warrants                       14.42                   2001             4,000,000(g)        3,450,000
 Polysindo Intl Fin
    (U.S. Dollar)                       11.375                  2006             7,500,000           8,212,500
 Repap New Brunswick
    (U.S. Dollar) Sr Nts                 9.875                  2000            25,450,000          25,513,625
    (U.S. Dollar) Sr Nts                10.625                  2005            10,000,000           9,450,000
 Rogers Cablesystems
    (U.S. Dollar) Sr Secured Nts         9.625                  2002             9,000,000           9,382,500
 Rogers Cantel
    (U.S. Dollar) Sr Sub Nts            11.125                  2002            10,000,000          10,425,000
 Scandinavian Broadcasting
    Cv Sub Deb                           7.25                   2005             2,430,000           2,262,938
 Stone Container
    (U.S. Dollar)                       11.50                   2006             6,000,000(c)        6,090,000
 Tarkett Intl
    (U.S. Dollar)                        9.00                   2002            10,000,000          10,275,000
 Telewest
    (U.S. Dollar) Zero Coupon           11.00                   2000            20,000,000(g)       13,950,000
 Tjiwi Kimia
    (U.S. Dollar)                       13.25                   2001             7,000,000           7,962,500
 Transport Maritima Mex
    (U.S. Dollar) Sr Nts                10.00                   2006             7,600,000           7,533,500
 Veninfotel
    (U.S. Dollar) Cv Pay-in-Kind        10.00                   2002             8,000,000(e,l)      8,140,000
 Veritas Holdings
    (U.S. Dollar)                        9.625                  2003            23,470,000(c)       24,056,750
 Total                                                                                             400,171,691


 Total bonds
(Cost: $2,720,481,951)                                                                          $2,823,308,581

 Common stocks & other (8.1%)(j)
Issuer                                                                         Shares                    Value(a)

 Advanced Micro Devices
    Common                                                                    100,000(d)          $  4,000,000
 Alliance Gaming
    15% Pay-in-Kind Preferred                                                  79,558(c,l)            8,134,806
 American Communication Services
    Warrants                                                                   17,200                   516,000
 American Radio Systems
    11.375% Pay-in-Kind Preferred                                              92,133(l)              9,789,131
 American Telecasting
    Warrants                                                                   85,225                    10,653
 APP Intl Finance
    12% Preferred                                                              10,000                10,000,000
 Australis Holdings
    Warrants                                                                   13,400                       402
 Bar Technologies
    Warrants                                                                   10,000                   400,000
 Benedek Communications
    15% Preferred                                                              70,000(d)              7,280,000
    Warrants                                                                   70,000                   140,000
 Cablevision Systems
    11.125% Pay-in-Kind Preferred                                             322,572(l)             30,402,411
    11.75% Pay-in-Kind Preferred                                              119,203(l)             11,652,093
 Celcaribe
    Common                                                                  1,195,110(d)              2,390,220
 Clearnet Communications
    Warrants                                                                   35,640                   106,920
 Communications & Power Inds
    14% Preferred                                                              63,375(d)              6,982,234
    Common                                                                      3,500                   525,000
 Crown Packaging
    Warrants                                                                   10,000                     1,250
 CS Wireless Systems
    Common                                                                      3,163(m)                      --
 Dairy Mart Convenience Stores
    Warrants                                                                  311,333(e)                622,666
 Earthwatch
    12% Preferred Cv                                                          700,000(c)              7,000,000
 First Nationwide Bank
    11.5% Preferred                                                           166,500                18,710,437
 Foodmaker
    Warrants                                                                    7,000                   283,500
 Gaylord Container
    Common                                                                    437,500(c,d)            3,582,031
    Warrants                                                                  562,500                 4,570,312
 Geotek Communications
    Warrants                                                                  872,500                   872,500
 Globalstar Telecommunications
    Common                                                                     80,000                 2,260,000
 GPA Financial
    8% Preferred Cv                                                            48,026(e)              4,862,633
 HarCor Energy
    Common                                                                    100,000(d)                606,250
    Warrants                                                                  110,000                   330,000
 Hat Brand Holdings
    Warrants                                                                   90,346(m)                      --
 Hemmeter Enterprises
    Warrants                                                                   36,000(m)                      --
 Hosiery Corp of America
    Warrants                                                                   10,000                    70,000
 Houlihan's Restaurant
    Warrants                                                                    5,886                    30,136
 IFINT Diversified Holdings
    Common                                                                     42,418(e)                678,688
 Intermedia Communications
    13.5% Pay-in-Kind Preferred                                                90,000(c,l)            9,360,000
    Warrants                                                                   22,750                   625,625
 Intl Wireless Communication
    Warrants                                                                   14,750                       148
 Jitney-Jungle Stores
    15% Preferred                                                              85,000                11,687,500
 K-III Communications
    10% Preferred                                                                   1(l)                     86
 Lady Luck Gaming
    Common                                                                    200,000(d)                375,000
 National Australia Bank
    7.875% Preferred                                                          220,000                 5,940,000
 Nextel Communications
    Warrants                                                                   18,902                       189
 Ocwen Asset Investment
    Common                                                                     95,000(d)              1,721,875
 Pagemart Nationwide
    Common                                                                     50,750(d)                203,000
 Panamsat
    12.75% Pay-in-Kind Preferred                                                   11(d,l)               13,750
 Pantry Pride
    14.875% Preferred                                                         100,000                10,262,500
 Paxson Communications
    12.5% Pay-in-Kind Preferred                                               106,940(l)             10,426,650
 Pegasus Communications
    Common                                                                     16,923(d)                175,576
    12.75% Preferred                                                           42,000                 4,116,000
 Riggs Natl
    Series B Preferred                                                         72,825                 2,057,306
 SDW Holdings
    15% Preferred                                                             274,350(d,e)            9,739,425
 Sinclair Capital
    11.625% Preferred                                                         140,000(c)             14,700,000
 Silgan Holdings
    13.25% Pay-in-Kind Preferred                                                5,502(l)              5,914,650
 Specialty Foods Acquisition
    Common                                                                    300,000(d)                112,500
 Supermarket General
    $3.52 Pay-in-Kind Cv Preferred                                            275,000(d,l)            6,600,000
 Time Warner
    10.25% Pay-in-Kind Preferred                                               15,042(l)             16,583,805
 TransDigm
    Warrants                                                                   11,195(e)              3,078,527
 Triangle Wire & Cable
    Common                                                                    548,889(d,e)              548,889
 Warren (SD)
    14% Preferred                                                             200,000(d)              8,000,000
Webcraft Technology
    Common                                                                     32,502(d,e)                  325
 Wireless One
    Common                                                                     25,000(d)                 73,438
    Warrants                                                                   23,250                    23,250


 Total common stocks & other
(Cost: $253,423,099)                                                                               $259,150,287


 Short-term securities (3.0%)

Issuer                                      Annualized                        Amount                   Value(a)
                                              yield on                    payable at
                                               date of                      maturity
                                              purchase
 Commercial paper (2.8%)
 Ameritech Capital Funding
      06-19-97                                   5.57%                  $  6,500,000(h)     $       6,480,995
      07-18-97                                   5.57                        600,000(h)                595,576
 ABB Treasury Center USA
      06-16-97                                   5.57                      5,200,000(h)              5,187,173
 Avco Financial Services
      06-17-97                                   5.56                      6,000,000                 5,984,303
 Bell Atlantic
      06-05-97                                   5.53                      6,600,000                 6,594,949
 Cargill Global
      06-16-97                                   5.60                      1,900,000(h)              1,894,969
 Ciesco LP
      06-16-97                                   5.55                      5,500,000(h)              5,486,507
 Commerzbank U.S. Finance
      06-09-97                                   5.55                     13,000,000                12,981,963
 Duke Power
      06-12-97                                   5.54                      3,400,000                 3,393,744
 Gateway Fuel
      06-13-97                                   5.56                      3,300,000                 3,293,410
 General Electric Capital
      06-18-97                                   5.60                      5,100,000                 5,085,822
 Kredietbank North America Finance
      06-20-97                                   5.58                      6,000,000                 5,981,500
 Metlife Funding
      06-04-97                                   5.53                      2,700,000                 2,698,347
 Novartis Finance
      06-16-97                                   5.56                      7,000,000                 6,982,764
      06-18-97                                   5.55                      5,500,000                 5,484,792
 UBS Finance (Delaware)
      06-13-97                                   5.56                      4,200,000                 4,191,598
      06-23-97                                   5.54                      4,800,000                 4,783,072
 Unilever Capital
      06-03-97                                   5.56                      1,000,000(h)                999,540
 Total                                                                                              88,101,024

 Letter of credit (0.2%)
 Federal Home Loan Bank-
      Western Financial Services
      06-05-97                                   5.50                      8,000,000                 7,993,889


 Total short-term securities
 (Cost: $96,095,258)                                                                          $     96,094,913


 Total investment in securities
 (Cost: $3,070,000,308)(o)                                                                      $3,178,553,781



See accompanying notes to investments in securities.

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 1997.

(c)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Secruities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(d) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(e) Identifies issues considered to be illiquid (see Note 1 to the financial statements). Information concerning such security holdings at May 31, 1997 is as follows:

 Security                               Acquisition                      Cost
                                               dates
 Cable Systems
    (U.S. Dollar)                           02-02-96             $  2,340,305
 Dairy Mart Convenience Stores
    Warrants                  11-28-95 thru 10-27-96                  239,401
 ECM Funding                                04-13-92                2,029,428
 Gemini                                     11-01-96               13,500,000
 Geotek Communications
    Cv                                      03-04-96                4,630,000
 GPA Financial
    8% Preferred Cv                         12-23-96                4,774,987
 Hat Brand Holdings
    Zero Coupon 2002                        09-03-96                5,000,000
 IFINT Diversified Holdings
    Common                                  08-18-94                       --
 Outdoor Systems                            05-02-97                9,800,000
SDW Holding
    15% Preferred             03-04-97 thru 03-11-97                9,776,925
 TransDigm
    Sr Secured Nts            09-29-93 thru 04-24-96               13,095,679
    Warrants                  09-29-93 thru 04-24-96                1,027,805
 Triangle Wire & Cable
    Common                                  01-13-92               13,000,117
 Veninfotel
    (U.S. Dollar) Cv Pay-in-Kind            03-05-97                8,000,000
 Webcraft Technology
    Common                                  12-22-86                   16,875

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 1997.

(j) Transactions with companies that were affiliates (investments representing 5% or more of the outstanding voting securities of the issuer) during the year ended May 31, 1997 are:

Issuer                      Beginning  Purchase        Sales   Ending  Dividend
                                 cost      cost         cost     cost    income

Kash n` Karry Food Stores $19,815,725       $--  $19,815,725      $--       $--

Envirodyne Inds            11,146,875        --   11,146,875       --        --

Total                     $30,962,600        $-- $30,962,600      $--       $--

(k) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 1997. Inverse floaters in the aggregate represent 0.1% of the Portfolio's net assets as of May 31, 1997.

(l) Pay-in-kind securities are securities in which the issuer has the options to make interest or dividend payments in cash or in additional securities. These securities issued as interest or dividends, usually have the same terms, including maturity date, as the pay-in-kind securities.

(m) Negligible market value.

(n) At May 31, 1997, the cost of securities purchased, including interest purchased, on a when-issued basis was $9,800,000.

(o) At May 31, 1997, the cost of securities for federal income tax purpose was $3,069,825,743 and the aggregate gross unrealized appreciation and depreciation based on that cost was:
 Unrealized appreciation........................................$161,231,407
 Unrealized depreciation.........................................(52,503,369)
                                                                 -----------
 Net unrealized appreciation....................................$108,728,038
                                                                ============

PAGE 80
PART C.        OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS:

        List of financial statements filed as part of this Post- Effective Amendment to the Registration Statement:

     For the Fund:

        - Independent auditors' report dated July 3, 1997 - Statement of assets and liabilities, May 31, 1997 - Statement of operations, year ended May 31, 1997 - Statements of changes in net assets, May 31, 1996 and May
          31, 1997
        - Notes to financial statements

     For the Portfolio:

     - Independent auditors' report dated July 3, 1997 - Statement of assets and liabilities, May 31, 1997 - Statement of operations for the period from June 10, 1996
       (commencement of operations) to May 31, 1997
     - Statement of changes in net assets for the period from June
       10, 1996 (commencement of operations) to May 31, 1997 - Notes to financial statements - Investments in securities, May 31, 1997

(b)  EXHIBITS:

1. Copy of Articles of Incorporation, as amended Nov. 14, 1991, filed as Exhibit No. 1 to Post-Effective Amendment No. 17 to Registration Statement No. 2-86637, is incorporated herein by reference.

2. Copy of Amended By-laws, dated Jan. 10, 1996, filed electronically as Exhibit No. 2 to Post-Effective Amendment No. 27 to Registration Statement No. 2-86637, is incorporated herein by reference.

3.      Not Applicable.

4. Form of Stock certificate for common stock, filed as Exhibit No. 4 to Registrant's Post-Effective Amendment No. 4, is incorporated herein by reference.

5. Form of Investment Management and Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 23 to Registration Statement No. 2-86637, is incorporated herein by reference. The Agreement was assumed by the Portfolio when the Fund adopted the master/feeder structure.

6. Form of Distribution Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 6 to Registrant's Post-Effective

PAGE 81
        Amendment No. 23 to Registration Statement No. 2-86637, is incorporated herein by reference.

7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

8(a). Form of Custodian Agreement between Registrant and First National Bank of Minneapolis, dated July 23, 1986, refiled electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 2-86637, is incorporated herein by reference.

8(b). Copy of addendum to the Custodian Agreement, dated July 23, 1986 between IDS Extra Income Fund, Inc. and First Bank National Association executed on June 10, 1996, filed electronically as Exhibit 8(b) to Post-Effective Amendment No. 27 to Registration Statement No. 2-86637, is incorporated herein by reference.

9(a). Form of Transfer Agency Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(a) to Registrant's Post-Effective Amendment No. 23 to
               Registration Statement No. 2-86637, is incorporated herein by reference.

9(b). Copy of License Agreement dated Jan. 25, 1988, between Registrant and IDS Financial Corporation, filed as
               Exhibit 9(c) to Post-Effective Amendment No. 15 to Registration Statement No. 2-86637, is incorporated herein by reference.

9(c). Form of Shareholder Service Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 23 to
               Registration Statement No. 2-86637, is incorporated herein by reference.

9(d). Form of Administrative Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 23 to Registration Statement No. 2-86637, is incorporated herein by reference.

9(e). Copy of Agreement and Declaration of Unitholders made June 10, 1996 by IDS Extra Income Fund, Inc. and Strategist Income Fund, Inc., filed electronically as
               Exhibit 9(e) to Post-Effective Amendment No. 27 to Registration Statement No. 2-86637, is incorporated herein by reference.

PAGE 82
9(f). Copy of Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Amendment No. 30 to Registration Statement No. 2-93745, is incorporated herein by reference. Registrant's Class Y shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

10. Opinion and consent of counsel as to the legality of the securities being registered is filed with Registrant's most recent 24f-2 Notice.

11. Independent Auditors' Consent, is filed electronically herewith.

12.     None.

13.     Not applicable.

14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(n) to IDS Growth Fund, Inc., Post-Effective Amendment No. 34 to Registration Statement No. 2-38355 on Sept. 8, 1986, are incorporated herein by reference.

15. Form of Plan and Agreement of Distribution between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment No. 23 to Registration Statement No. 2-86637, is incorporated herein by reference.

16. Copy of schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22(b), filed as Exhibit 16 to Registrant's Post-Effective Amendment No. 18 to Registration Statement No. 2-86637, is incorporated herein by reference.

17.     Financial Data Schedules, are filed electronically herewith.

18. Copy of plan pursuant to Rule 18f-3 Under the 1940 Act, filed as Exhibit 18 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 2-86637, is incorporated herein by reference.

19(a). Directors' Power of Attorney, dated January 8, 1997, to sign Amendments to this Registration Statement is, filed electronically herewith.

19(b). Officers' Power of Attorney, dated Nov. 1, 1995, to sign Amendments to this Registration Statement, filed electronically as Exhibit 19(b) to Registrant's Post-
        Effective Amendment No. 27, is incorporated herein by reference.

19(c). Trustees Power of Attorney dated January 8, 1997, is filed electronically herewith.

PAGE 83
19(d). Officers' Power of Attorney dated April 11, 1996, filed electronically as Exhibit 19(d) to Registrant's Post-Effective Amendment No. 27, is incorporated herein by reference.

Item 25.  Persons Controlled by or Under Common Control with
          Registrant:

             None.

Item 26.  Number of Holders of Securities

              (1)                           (2)

                                      Number of Record
                                        Holders as of
         Title of Class                 July 15, 1997

         Capital Stock
            Class A                        147,638
            Class B                         43,786
            Class Y                            101

Item 27.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent,

PAGE 84
submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

PAGE 86
                            SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Extra Income Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of July, 1997.


IDS EXTRA INCOME FUND, INC.


By /s/  Melinda S. Urion
        Melinda S. Urion, Treasurer


By /s/  William R. Pearce**
        William R. Pearce, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of July, 1997.

Signature                                     Capacity

/s/  William R. Pearce**                      President, Principal
     William R. Pearce                        Executive officer and
                                              Director

/s/  H. Brewster Atwater, Jr.                 Director
     H. Brewster Atwater, Jr.


/s/  Leslie L. Ogg**                          Vice President,
     Leslie L. Ogg                            General Counsel and
                                              Secretary

/s/  Lynne V. Cheney*                         Director
     Lynne V. Cheney


/s/  William H. Dudley*                       Director
     William H. Dudley


/s/  Robert F. Froehlke*                      Director
     Robert F. Froehlke

PAGE 87
Signature                                     Capacity

/s/  David R. Hubers*                         Director
     David R. Hubers


/s/  Heinz F. Hutter*                         Director
     Heinz F. Hutter


/s/  Anne P. Jones*                           Director
     Anne P. Jones


/s/  Melvin R. Laird*                         Director
     Melvin R. Laird


/s/  Alan K. Simpson                          Director
     Alan K. Simpson


/s/  Edson W. Spencer*                        Director
     Edson W. Spencer


/s/  John R. Thomas*                          Director
     John R. Thomas


/s/  Wheelock Whitney*                        Director
     Wheelock Whitney


/s/  C. Angus Wurtele*                        Director
     C. Angus Wurtele

*Signed pursuant to Directors' Power of Attorney dated January 8, 1997, to sign Amendments to this Registration Statement filed electronically herewith as
Exhibit 19(a), by:




Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated Nov. 1, 1995, to sign Amendments to this Registration Statement filed electronically as Exhibit 17(b) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 2-86637, by:




Leslie L. Ogg

PAGE 88
                            SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, INCOME TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of July, 1997.


                              INCOME TRUST


                              By /s/   Melinda S. Urion
                                       Melinda S. Urion
                                       Treasurer


                              By  /s/  William R. Pearce**
                                       William R. Pearce
                                       President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of July, 1997.

Signature                                     Capacity

/s/  William R. Pearce**                      Trustee
     William R. Pearce


/s/  H. Brewster Atwater, Jr.                 Trustee
     H. Brewster Atwater, Jr.


/s/  Lynne V. Cheney*                         Trustee
     Lynne V. Cheney


/s/  William H. Dudley*                       Trustee
     William H. Dudley


/s/  Robert F. Froehlke*                      Trustee
     Robert F. Froehlke


/s/  David R. Hubers*                         Trustee
     David R. Hubers


/s/  Heinz F. Hutter*                         Trustee
     Heinz F. Hutter

PAGE 89
Signature                                     Capacity

/s/  Anne P. Jones*                           Trustee
     Anne P. Jones


/s/  Melvin R. Laird*                         Trustee
     Melvin R. Laird


/s/  Alan K. Simpson                          Trustee
     Alan K. Simpson


/s/                                           Trustee
     Edson W. Spencer


/s/  John R. Thomas*                          Trustee
     John R. Thomas


/s/                                           Trustee
     Wheelock Whitney


/s/  C. Angus Wurtele*                        Trustee
     C. Angus Wurtele


*Signed pursuant to Trustees Power of Attorney dated January 8, 1997, filed electronically herewith as Exhibit 19(c), by:




Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated April 11,
1996, filed electronically as Exhibit 19(d) to Registrant's Post-
Effective Amendment No. 27, by:




Leslie L. Ogg

PAGE 90
CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 28
TO REGISTRATION STATEMENT No. 2-86637

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.

     Financial Statements.

Part C.

     Other information.

     Exhibits.

The signatures.